SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                              1934 (Amendment No. )

               Filed by the Registrant |X|
               Filed by a Party other than the Registrant |_|
               Check the appropriate box:
               |X| Preliminary Proxy Statement
               |_| Confidential, for Use of the Commission Only
                   (as permitted by Rule 14a-6(e)(2))
               | | Definitive Proxy Statement
               |_| Definitive Additional Materials
               |_| Soliciting Material Pursuant to ss.240.14a-11(c) or
                   ss.240.14a-12

                          The Perkin-Elmer Corporation
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
   |X| $125 per Exchange Act Rules 0-11(c) (1) (ii),  14a-6(i) (1), 14a-6(i) (2)
       or Item 22(a)(2) of Schedule 14A.
   |_| $500 per each party to the  controversy  pursuant  to  Exchange  Act Rule
       14a-6(i) (3).
   |_| Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it is determined):

          ---------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------
     (5)  Total fee paid:

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     |_|  Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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     (4)  Date Filed:

          ---------------------------------------------------------------

                                                                  PERKIN ELMER



==========================================================================

- --------------------------------------------------------------------------

Notice of
1996
Annual Meeting
of Shareholders
and
Proxy Statement

TABLE OF CONTENTS
                                                                           Page
Notice of Annual Meeting of Shareholders
Proxy Statement
   Election of Directors (Proposal 1).......................................
   Voting Securities........................................................
   Executive Compensation...................................................
   Ratification of Selection of Independent Accountants (Proposal 2)........
   Amendment to Restated Certificate of Incorporation to Limit the
     Liability of Directors Consistent with the New York Business
     Corporation Law (Proposal 3)...........................................
   Adoption of 1996 Stock Incentive Plan to Replace the Expiring
     Plan (Proposal 4)......................................................
   Adoption of 1996 Employee Stock Purchase Plan to Replace the
     Expiring Plan (Proposal 5).............................................
   Miscellaneous Matters....................................................
   Submission of Shareholder Proposals for Inclusion in
     1997 Proxy Materials
   Multiple Copies of Annual Report.........................................


RETURN OF PROXY

    Please complete, sign, date, and return the accompanying proxy promptly in the enclosed pre-addressed envelope even if you plan to attend the Annual Meeting. Postage need not be affixed to the enclosed envelope if mailed in the United States. If you attend the Annual Meeting and vote in person, your proxy will not be used. The immediate return of your proxy will be of great assistance in preparing for the Annual Meeting and is therefore urgently requested.


IF YOU PLAN TO ATTEND THE MEETING

    The Annual Meeting will be held at the Corporate Headquarters of The Perkin-Elmer Corporation at 50 Danbury Road (old U.S. Route 7), Wilton, Connecticut, approximately 1.7 miles north of Exit 40B (northbound or southbound) on the Merritt Parkway (Connecticut Route 15). Signs will direct you to the auditorium where the Annual Meeting will be held.

PERKIN ELMER


The Perkin-Elmer Corporation
761 Main Avenue
Norwalk, CT  06859-0001

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
TO BE HELD THURSDAY,
OCTOBER 17, 1996

September [9], 1996

    Notice is hereby given that the Annual Meeting of Shareholders of The Perkin-Elmer Corporation, a New York corporation (hereinafter called the "Corporation"), will be held in the Corporation's auditorium at 50 Danbury Road, Wilton, Connecticut, on Thursday, October 17, 1996. The meeting will commence at 11:00 a.m. and will be held for the following purposes and to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof:

        (1) To elect 11 directors for the ensuing year;

        (2) To consider and act upon a proposal to ratify the selection of Price Waterhouse LLP as independent accountants for the fiscal year ending June 30, 1997;

        (3) To consider and act upon a proposal to amend the Restated Certificate of Incorporation to limit the liability of directors consistent with the New York Business Corporation Law;

        (4) To consider and act upon a proposal to adopt the 1996 Stock Incentive Plan to replace the expiring plan; and

        (5) To consider and act upon a proposal to adopt the 1996 Employee Stock Purchase Plan to replace the expiring plan.

    The Board of Directors has fixed the close of business on August 30, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only shareholders of record as of the close of business on that date will be entitled to vote at the meeting. A list of those shareholders will be available for inspection at the Annual Meeting upon request of a shareholder. The transfer books of the Corporation will not be closed.

By Order of the Board of Directors,


William B. Sawch
Secretary

PERKIN ELMER

The Perkin-Elmer Corporation
761 Main Avenue
Norwalk, CT  06859-0001


September [9], 1996


PROXY STATEMENT


    The accompanying proxy is solicited by the Board of Directors of The Perkin-Elmer Corporation (hereinafter called the "Corporation") for use at the Annual Meeting of Shareholders to be held on Thursday, October 17, 1996, at 11:00 a.m., and at any adjournment or adjournments thereof. This Proxy Statement and the accompanying proxy are first being sent to shareholders on or about September [12], 1996.

    The Board of Directors has fixed the close of business on August 30, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of such date, there were issued and outstanding [ ] shares of Common Stock of the Corporation (the "Common Stock"), each of which is entitled to one vote. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

    The accompanying proxy provides space for a shareholder to withhold voting for any or all nominees for the Board of Directors and to abstain from voting on the other proposals if he or she chooses to do so. Directors are elected by a plurality of the votes cast, and the ratification of the selection of independent accountants (Proposal 2) requires the approval of a majority of the votes cast. Votes withheld in connection with the election of one or more nominees for director will not be counted as votes cast in such election, and abstentions and "broker non-votes" will not be counted in determining the number of votes cast in connection with the ratification of the selection of independent accountants. The approval of the holders of a majority of all outstanding shares entitled to vote at the Annual Meeting is required for approval of the amendment to the Restated Certificate of Incorporation (Proposal
3), the adoption of the 1996 Stock Incentive Plan (Proposal 4), and the adoption of the 1996 Employee Stock Purchase Plan (Proposal 5). Accordingly, an abstention or broker non-vote on any of these proposals will have the same legal effect as a vote against such proposal.

    A proxy may be revoked by a shareholder at any time before it is voted at the Annual Meeting by (1) giving notice in writing of such revocation to the Secretary of the Corporation, (2) submitting another proxy bearing a later date, or (3) voting in person at the Annual Meeting. Unless so revoked, the shares represented by a properly signed proxy will be voted at the Annual Meeting as specified by the shareholder. If a proxy is properly signed and returned and no specification is made, the shares represented thereby will be voted FOR (1) the election of all nominees for director (Proposal 1); (2) the ratification of the selection of independent accountants (Proposal 2); (3) the amendment to the Restated Certificate of Incorporation (Proposal 3); (4) the adoption of the 1996 Stock Incentive Plan (Proposal 4); and (5) the adoption of the 1996 Employee Stock Purchase Plan (Proposal 5).


1.  ELECTION OF DIRECTORS

    The Board of Directors has nominated 11 candidates for election as directors of the Corporation at the Annual Meeting, each to serve until the 1997 Annual Meeting and until his or her successor has been duly elected and qualified. Each of the nominees is currently serving as a director of the Corporation and has consented to being named in this Proxy Statement and to serve if elected. If prior to the Annual Meeting any nominee should become unavailable to serve for any reason, the shares represented by all properly executed proxies not containing contrary instructions will be voted for such other person as may be designated by the Board of Directors, unless the Board shall determine to reduce the number of directors pursuant to the By-laws.

    The following brief biographies of the nominees include their principal occupations, their ages, an account of their recent business experience, the names of certain corporations of which they are directors, the committees of the Board on which they serve, and the number of shares of Common Stock which they beneficially owned as of August 15, 1996.(1) Unless otherwise indicated, each of the nominees, individually or with his or her spouse, has sole voting or investment power with respect to the shares indicated. No nominee beneficially owns more than one percent of the outstanding Common Stock.


- ----------------------------------------------------------------------------

                         Mr. Abely is the retired Chairman and Chief
Joseph F.                Executive Officer of Sea-Land Corporation,  having
Abely, Jr.               served in that capacity  from April,  1984 through
67 Years Old    [Photo]  April,  1987. From 1979 to April,  1984, he served
Became                   as Vice  Chairman of the Board and Chairman of the
Director 1984            Finance  Committee  of R.J.  Reynolds  Industries,
Beneficially             Inc.  Previously,  he was Vice Chairman of General
Owns                     Foods  Corporation.  Mr. Abely formerly  served as
3,444 Shares             a director of the Corporation from February,  1976
of                       to  April,   1977.   He  is  also  a  director  of
Common Stock             Burlington  Industries,  Inc. and C.R. Bard,  Inc.
                         Mr. Abely is a member of the Audit, Executive,
                         and Management Resources committees.
- ----------------------------------------------------------------------------
- ----------------------------------------------------------------------------

Richard H.              Mr. Ayers is Chairman and Chief  Executive  Officer
Ayers                   of The Stanley  Works, a position he has held since
53 Years Old            May,  1989. He was  President  and Chief  Executive
Became          [Photo] Officer   from  1987  until  May,   1989,   and  he
Director 1988           previously  held  various  other  positions  at The
Beneficially            Stanley  Works,  a tool and hardware  manufacturer,
Owns                    including  Division  President and General Manager,
3,131 Shares            Group Vice  President,  Executive  Vice  President,
of Common Stock         and Chief  Operating  Officer.  Mr. Ayers is also a
                        director      of      Southern      New     England
                        Telecommunications  Corporation.  Mr.  Ayers  is  a
                        member of the  Management  Resources and Nominating
                        committees.
- ----------------------------------------------------------------------------
- ----------------------------------------------------------------------------

Jean-Luc                Mr.   Belingard   is   Director   General   of  the
Belingard               Diagnostics  Division and a member of the Executive
47 Years Old            Committee   of  F.   Hoffmann-La   Roche  Ltd.,   a
Became          [Photo] pharmaceutical  manufacturer and strategic  partner
Director 1993           of the Corporation in the  biotechnology  field. He
Beneficially            joined  Hoffmann-La Roche in 1982, and held various
Owns                    positions  prior  to  being  named  to his  current
1,497 Shares            positions  in  1990.   Mr.   Belingard  is  also  a
of Common               director  of  Laboratory   Corporation  of  America
Stock                   Holdings and a Foreign  Trade Advisor to the French
                        Government.  Mr.  Belingard  is  a  member  of  the
                        Technology Advisory Committee.
- ----------------------------------------------------------------------------
- ----------------------------------------------------------------------------

Robert H. Hayes         Dr.  Hayes  is the  Philip  Caldwell  Professor  of
60 Years Old            Business  Administration  and Senior Associate Dean
Became          [Photo] for Faculty  Development  at the  Harvard  Business
Director 1985           School,  a position he has held since 1992.  He has
Beneficially            held  various  other  positions  at  Harvard  since
Owns                    1966.  Dr.  Hayes is a member  of the  Finance  and
2,110 Shares            Nominating committees.
of Common Stock

- ----------------------------------------------------------------------------
- ----------------------------------------------------------------------------

Donald R.               Mr.  Melville  is the  retired  Chairman  and Chief
Melville                Executive Officer of Norton Company,  a diversified
69 Years Old    [Photo] manufacturer of industrial  products.  He was Chief
Became                  Executive  Officer  from 1980 to 1988 and  Chairman
Director 1981           from  1985  to  1988.  He is  also  a  director  of
Beneficially            Bowater,  Inc.  Mr.  Melville  is a  member  of the
Owns                    Finance and Nominating committees
1,744 Shares
of Common Stock

- ----------------------------------------------------------------------------
- ----------------------------------------------------------------------------

                        Mr.  Roberts is  Chairman  of  Sweetheart  Holdings
Burnell R.              Inc., a  manufacturer  of  disposable  products for
Roberts                 the food  industry,  a  position  he has held since
69 Years Old    [Photo] September,  1993. Mr. Roberts  previously served as
Became                  Chairman  and  Chief  Executive   Officer  of  Mead
Director 1985           Corporation,   a  forest  products  and  electronic
Beneficially            publishing   corporation,   from  1982   until  his
Owns                    retirement  in May,  1992. He is also a director of
3,081 Shares            Rayonier Inc., Day  International,  DPL Inc., Armco
of Common Stock         Inc.,  and Universal  Protective  Packaging,  Inc.,
                        and  a  Limited  Partner  of  American   Industrial
                        Partners.   Mr.   Roberts   is  a  member   of  the
                        Executive,  Management  Resources,  and  Nominating
                        committees.
- ----------------------------------------------------------------------------

Georges C.  St.
  Laurent, Jr.           Mr.  St.  Laurent  is Chief  Executive  Officer of
60 Years Old             Western   Bank,  a  position  he  has  held  since
Became Director 1996     January,  1988.  He is also a  director  of Baxter
                 [Photo] International  Inc.  Mr.  St.  Laurent is a member
Beneficially Owns        of the Finance Committee.
2,081 Shares of
Common Stock

- ----------------------------------------------------------------------------
- ----------------------------------------------------------------------------

Carolyn W.              Dr.  Slayman is the Sterling  Professor of Genetics
Slayman                 and  Deputy  Dean  for  Academic   and   Scientific
59 Years Old    [Photo] Affairs at Yale University School of Medicine.  She
Became                  joined the Yale faculty in 1967.  Dr.  Slayman is a
Director 1994           consultant  to the National  Institutes  of Health,
Beneficially            most  recently  having  served  as a member  of the
Owns                    National    Advisory   General   Medical   Sciences
1,255 Shares of         Council,  and a  member  of the  Scientific  Review
Common Stock            Board of the Howard Hughes Medical  Institute.  Dr.
                        Slayman is a member of the Audit and Technology
                        Advisory committees.
- ----------------------------------------------------------------------------
- ----------------------------------------------------------------------------

Orin R. Smith            Mr.  Smith is a director  and  Chairman  and Chief
61 Years Old             Executive  Officer  of  Engelhard  Corporation,  a
Became          [Photo]  provider of environmental technologies,  specialty
Director 1995            chemical  products,  and engineered  materials,  a
Beneficially             position  he has  held  since  January,  1995.  He
Owns                     previously   served   as   President   and   Chief
1,560 Shares of          Executive  Officer  of that  company  from 1984 to
Common Stock             December,   1994.   He  is  also  a  director   of
                         Ingersoll-Rand Company, The Louisiana Land and
                         Exploration Company, The Summit Bancorporation,
                         Vulcan Materials Company, and Minorco. Mr. Smith
                         is a member of the Management Resources and
                         Nominating committees.
- ----------------------------------------------------------------------------
- ----------------------------------------------------------------------------

Richard F.
Tucker                  Mr.  Tucker is the retired  Vice  Chairman of Mobil
69 Years Old    [Photo] Corporation and the retired  President of Mobil Oil
Became                  Corporation.  He is also a director  of U.S.  Trust
Director 1983           Corporation.   Mr.   Tucker  is  a  member  of  the
Beneficially            Executive, Audit, and Finance committees.
Owns
1,897 Shares
of Common Stock

- ----------------------------------------------------------------------------
- ----------------------------------------------------------------------------

Tony L. White           Mr.  White  was  elected  Chairman,  President  and
50 Years Old            Chief  Executive  Officer  of  the  Corporation  on
Became          [Photo] September  12,  1995.  Prior  to  his  joining  the
Director 1995           Corporation,  he was Executive Vice President and a
Beneficially            member  of the  Office of the  Chief  Executive  of
Owns                    Baxter   International   Inc.,  a  manufacturer  of
156,000 Shares          health  care  products  and  instruments.  He  also
of Common               served as Group Vice  President of Baxter from 1986
Stock(2)                to  1992.  Mr.  White  is also a  director  of C.R.
                        Bard,  Inc.  He is a member  of the  Executive  and
                        Finance  committees and an ex officio member of the
                        Nominating Committee.
- ----------------------------------------------------------------------------

1 Includes units representing full shares of Common Stock which the following have deferred under The Perkin-Elmer Corporation 1993 Director Stock Purchase and Deferred Compensation Plan described below under "Compensation of Directors" (the "Director Plan"): Mr. Abely, 1,444 units; Mr. Ayers, 2,631 units; Dr. Hayes, 1,610 units; Mr. Melville, 1,444 units; Mr. Roberts, 2,631 units; and Mr. Smith, 560 units.

2 Consists of 96,000 shares of restricted stock as to which Mr. White has sole voting power but no investment power prior to the lapse of restrictions and 60,000 shares of Common Stock which Mr. White has the right to acquire within 60 days of August 15, 1996 through the exercise of vested stock options. No voting or investment power exists with respect to such option shares prior to exercise.


The Board of Directors and Committees

    The business of the Corporation is managed under the direction of the Board of Directors. The Board of Directors held nine meetings during the fiscal year ended June 30, 1996. Attendance at these meetings averaged 93%, and all incumbent directors attended at least 75% of the meetings of the Board and of the committees on which they served held during the period they served as directors.

    The Board of Directors of the Corporation has established Audit, Executive, Finance, Management Resources, Nominating, and Technology Advisory committees.

    The Audit Committee is composed of non-employee directors. The Audit Committee recommends to the Board of Directors the selection of independent accountants, reviews the annual financial statements of the Corporation, reviews the scope, performance, and results of audit services provided by the independent accountants, monitors proposed non-audit services to be provided by the independent accountants to avoid conflicts of interest, reviews the scope, findings, and recommendations of the Corporation's internal auditors regarding internal accounting controls and operating efficiencies, reviews policies and practices designed to assure the Corporation's compliance with legal and ethical standards, and reviews the fees for audit and non-audit services provided by the independent accountants. The Audit Committee met four times during the fiscal year ended June 30, 1996.

    The Executive Committee is composed of the Chairman of the Board and four non-employee directors. The Executive Committee has the authority during the intervals between meetings of the Board of Directors to exercise the powers of the Board (except for certain powers reserved solely for the Board) in situations, generally arising from unforeseen events, necessitating Board action before a meeting can be convened. The Executive Committee did not meet during the fiscal year ended June 30, 1996.

    The Finance Committee advises the Board and management concerning certain issues with respect to the financial structure of the Corporation, such as the Corporation's financial and tax strategies, capital structure, financing, risk management policies, dividend policies, and pension and savings plan policies and investment performance. The Finance Committee met two times during the fiscal year ended June 30, 1996.

    The Management Resources Committee is composed of non-employee directors. It reviews and approves all forms of remuneration for the senior management of the Corporation and administers the Corporation's stock plans. The Management Resources Committee also reviews management development and succession programs. It met nine times during the fiscal year ended June 30, 1996.

    The Nominating Committee recommends nominees to fill vacancies on the Board and will consider responsible recommendations by shareholders of candidates to be nominated as directors of the Corporation. All such recommendations must be in writing and addressed to the Secretary of the Corporation in accordance with the Corporation's By-laws. By accepting a shareholder recommendation for consideration, the Nominating Committee does not undertake to adopt or to take any other action concerning the recommendation or to give the proponent its reasons for any action or failure to act. The Nominating Committee also reviews the functioning and effectiveness of the Board, its committees, and its individual members, and makes recommendations to the Board concerning the compensation of non-employee directors and membership assignments for committees of the Board. The Nominating Committee met three times during the fiscal year ended June 30, 1996.

    The Technology Advisory Committee advises the Board and management concerning certain issues related to the development and implementation of the Corporation's technological assets, including strategies for developing and expanding these assets and assisting management in assessing third party technology opportunities. The Technology Advisory Committee met three times during the fiscal year ended June 30, 1996.

Compensation of Directors

    Employee directors receive no additional compensation for service on the Board of Directors or its committees. Non-employee directors receive an annual retainer of $35,000. No additional amounts are paid for participation on committees. All directors are reimbursed for expenses incurred in attending Board and committee meetings.

    Under the terms of the Director Plan, each non-employee director of the Corporation is required to apply at least 50% of his or her annual retainer to the purchase of Common Stock. Purchases under the Director Plan are made automatically on the date during each fiscal quarter on which the quarterly installment of the annual retainer is paid. The purchase price of the Common Stock is the fair market value of a share of Common Stock on such date. The Director Plan also permits non-employee directors to defer receipt of the cash or stock portion of their annual retainer. The stock portion is credited to the account of a participant in units quarterly as above, each unit representing one share of Common Stock. Participants in the Director Plan do not have voting rights with respect to any such units. The stock portion of a participant's account is adjusted to take into account dividends paid on the Common Stock, and the cash portion of a participant's account is credited quarterly with interest at the prevailing prime rate of Citibank, N.A. As of June 30, 1996, seven directors deferred the stock and/or cash portion of their annual retainer under the Director Plan.

    If the 1996 Stock Incentive Plan is approved by the shareholders at the Annual Meeting, each director who is not an employee of the Corporation will automatically be granted on the date of election or reelection to the Board of Directors during the term of the plan (commencing on the date of the Annual Meeting) an option to purchase 1,500 shares of Common Stock. The purchase price of the Common Stock covered by the option will be the fair market value of a share of Common Stock on the date of grant. Each option will have a ten-year term and will generally become exercisable as to 750 shares on the date immediately preceding the first annual meeting next following the date of grant and as to the remaining 750 shares on the date immediately preceding the second annual meeting next following the date of grant. See "Adoption of the 1996 Stock Incentive Plan to Replace the Expiring Plan" for a more detailed description of the 1996 Stock Incentive Plan.

    As part of the Corporation's overall program to promote charitable giving, the Board of Directors has established a Director's Charitable Award Program. Under the Program, following a director's death, the Corporation will donate $1,000,000 to the educational or charitable organizations selected by the director and approved by the Corporation. In order to fund the donations, the Corporation has acquired joint life insurance contracts on the lives of its directors. Each policy will insure two directors with the death benefit payable on the death of the second director. Individual directors will derive no financial benefit from the Program since all insurance proceeds accrue solely to the Corporation. The overall cost of the Program is not material to the Corporation.

    The Corporation entered into a consulting agreement with Dr. Hayes which expired on March 31, 1996 pursuant to which Dr. Hayes agreed to provide consulting services to the Corporation in connection with its quality and competitiveness programs. During the fiscal year ended June 30, 1996, Dr. Hayes was paid a total of $7,500 under the terms of this agreement, receipt of which was deferred by Dr. Hayes.


VOTING SECURITIES

    The following are the only persons known by the Corporation, as of August 15, 1996, to own beneficially more than 5% of the outstanding Common Stock.

           Name and Address           Amount and Nature of
         of Beneficial Owner           Beneficial Ownership   Percent of Class
         -------------------           --------------------   ----------------

J.P. Morgan & Co., Incorporated           4,370,688(1)               10.2
60 Wall Street
New York, NY  10260

George Soros and Purnendu Chatterjee      3,271,292(2)                7.6
c/o Akin, Gump, Strauss, Hauer &
Feld, L.L.P.
     399 Park Avenue
     New York, NY  10022

Metropolitan Life Insurance Company       2,574,100(3)                6.0
     One Madison Avenue
     New York, NY  10010
         and
State Street Research & Management
Company
     One Financial Center, 30th Floor
     Boston, MA  02111

Neuberger & Berman L.P.                   2,223,495(4)                5.2
     605 Third Avenue
     New York, NY  10158

- ---------------

1 Based on a Schedule 13G dated July 31, 1996 filed with the Securities and Exchange Commission (the "SEC"), J.P. Morgan & Co., Incorporated has sole voting power with respect to 2,575,950 shares, shared voting power with respect to 31,845 shares, sole dispositive power with respect to 4,313,078 shares, and shared dispositive power with respect to 57,210 shares.

2 Based on an amendment dated January 23, 1996 to a Schedule 13D filed with the SEC, these shares are held as follows: Mr. Soros and Mr. Chatterjee have sole voting and dispositive power with respect to 542,381 and 393,136 shares, respectively; Mr. Soros and Mr. Chatterjee have shared voting and dispositive power with respect to 2,035,775 shares owned by an entity for which an affiliate of Mr. Soros is the investment advisor and with respect to which Mr. Chatterjee is a sub-advisor; and Mr. Soros has shared voting and dispositive power with respect to an additional 300,000 shares held by Quantum Partners LDC, an investment fund managed by Soros Fund Management of which Mr. Soros is the sole proprietor.

3 Based on an amendment dated February 8, 1996 to a Schedule 13G filed with the SEC and on information provided to the Corporation by Metropolitan Life Insurance Company ("Metropolitan"), Metropolitan has sole voting and dispositive power with respect to 2,574,100 shares. The amount reported includes 2,529,300 shares beneficially owned by State Street Research & Management Company ("State Street"), a subsidiary of Metropolitan. Based on an amendment dated February 13, 1996 to a Schedule 13G filed with the SEC, State Street has sole voting power with respect to 2,428,100 shares and sole dispositive power with respect to 2,529,300 shares. State Street disclaims beneficial ownership of these shares, all of which are reported to be owned by clients of State Street.

4 Based on a Schedule 13G dated February 12, 1996 filed with the SEC, Neuberger & Berman L.P. has sole voting power with respect to 451,107 shares, shared voting power with respect to 767,100 shares, and shared dispositive power with respect to 2,223,495 shares.


    The following table sets forth, as of August 15, 1996, certain information with respect to the beneficial ownership of Common Stock by each of the persons named in the Summary Compensation Table below under "Executive Compensation," and by all directors and executive officers of the Corporation as a group. As of such date, none of such persons beneficially owned more than one percent of the outstanding Common Stock, and all directors and executive officers as a group beneficially owned 2.5% of the outstanding Common Stock. Unless otherwise indicated, voting and investment power is exercised solely by the beneficial owner or is shared by such owner with his or her spouse or children.

                            Name of                        Number
                        Beneficial Owner                 of Shares(1)
                        ----------------                 ------------

       Tony L. White.................................     156,000(2)
       Stephen O. Jaeger.............................      50,224(2)
       Michael W. Hunkapiller........................     161,341(2)
       Michael J. McPartland.........................      43,724(2)
       Peter Barrett.................................      55,950(2)

       Gaynor N. Kelley(3)...........................     319,690(4)

       All directors and
         executive officers
         as a group (24) ............................   1,075,142(2,4,5)

- ----------

1 Includes shares which the following have the right to acquire within 60 days of August 15, 1996 through the exercise of vested stock options: Mr. White, 60,000; Mr. Jaeger, 25,000; Dr. Hunkapiller, 60,701; Mr. McPartland, 26,000;
    Dr. Barrett, 37,950; Mr. Kelley, 280,000; and all directors and executive officers as a group, 637,601. No voting or investment power exists with respect to such shares prior to exercise.

2 Includes 96,000 shares of restricted stock held by Mr. White; 16,000 shares of restricted stock held by Mr. Jaeger; 10,000 shares of restricted stock held by each of Messrs. Hunkapiller, McPartland, and Barrett; and 212,000 shares of restricted stock held by all directors and executive officers as a group, as to which the holder thereof has sole voting power but no investment power prior to the lapse of restrictions. With the exception of 30,000 shares of restricted stock held by Mr. White, all such shares were granted subject to shareholder approval of the 1996 Stock Incentive Plan at the Annual Meeting (see "Adoption of the 1996 Stock Incentive Plan to Replace the Expiring Plan," below).

3 Mr. Kelley resigned as Chairman, President and Chief Executive Officer of the Corporation effective September 12, 1995.

4 Includes 750 shares held by each of Mr. Kelley's son and daughter as to which Mr. Kelley disclaims beneficial ownership.

5 Includes 6,494 shares (including 1,444 units representing full shares of Common Stock deferred under the Director Plan) beneficially owned by John S. Scott who is retiring from the Board of Directors. Mr. Scott disclaims beneficial ownership of 150 of these shares held by his wife. Also includes 10,320 units representing full shares of Common Stock deferred by the other non-employee directors under the Director Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

    The Corporation is required to identify any officer, director, or owner of more than 10% of the Common Stock who failed to timely file with the SEC and the New York Stock Exchange a required report relating to beneficial ownership of Common Stock under Section 16(a) of the Securities Exchange Act of 1934. Based solely on a review of information provided to the Corporation, all persons subject to these reporting requirements filed the required reports on a timely basis for fiscal year 1996.


EXECUTIVE COMPENSATION

Report of the Management Resources Committee

    The Management Resources Committee (the "MRC") of the Board of Directors is comprised of five non-employee directors, none of whom participate in any of the executive compensation plans. One of the duties of the MRC is to review and approve all forms of remuneration for the senior management of the Corporation.

Overview and Philosophy

The overall objectives of the Corporation's executive compensation plans are to:

- -   Attract and retain the highest quality talent to lead the Corporation,

- -   Reward key executives based on business performance,

- -   Provide incentives designed to maximize shareholder value, and

- -   Assure that objectives for corporate and individual performance are established and measured.

    For the fiscal year ended June 30, 1996, the Corporation employed four programs in compensating its senior management: base salary, contingent compensation (a short-term incentive plan), stock options, and restricted stock.

    The philosophy which governs the compensation program is to provide a competitive total compensation package to senior management based upon professionally compiled surveys of the Corporation's peer group and other comparable companies. For fiscal year 1996, the MRC particularly focused upon competitive compensation practices for companies engaged in high technology and biotechnology product development and manufacturing. To provide incentive to senior managers to attain competitive returns for the Corporation, separate short-term pay for performance and long-term stock based incentive plans have been designed with the assistance of external professional compensation consultants.

    During fiscal year 1996, the MRC reemphasized the focus of all compensation programs to ensure that a significant portion of the remuneration provided to executives of the Corporation was directly tied to shareholder results. The Corporation expects to be competitive with the market for base pay and annual incentive payments if corporate objectives are met.

Base Salary

    Each year, the MRC obtains surveys of compensation trends and practices from several reputable independent compensation consultants in order to determine the competitiveness of the pay structure for its senior managers. Within the broad comparative group of companies which the consultants survey, the MRC has identified a group of companies which compete in similar markets and which approximate the size of the Corporation in terms of employees, revenue, and capitalization. This group includes some of the companies contained in the industry index selected by the Corporation for purposes of the Performance Graph set forth under that heading below.

    Mr. White's base salary of $550,000 became effective on his date of hire on September 12, 1995. The MRC established Mr. White's base salary based on its experience in recruiting an executive with Mr. White's experience.

Contingent Compensation

    The MRC also uses survey information from comparable companies in reviewing and approving annual individual incentive plan participation percentages and targets for each executive officer. The MRC uses earnings per share, operating cash flow, and divisional EBIT (earnings before interest and taxes) targets as a basis on which to measure the performance of its officers. These financial measures are well recognized throughout the investment community, and the MRC believes that achieving financial goals based upon these measures will maximize shareholder return.

    In determining annual contingent compensation awards, the MRC also considers other business actions taken during the fiscal year which contribute to the strategic growth and competitiveness of the Corporation. In the past, these actions have included managerial leadership in acquiring new businesses, divesting the Corporation of major assets which do not meet its strategic business plan, and reorganizing business units to attain greater operating efficiencies.

    The contingent compensation award formula applicable to all of the Corporation's executive officers consists of the components described above. However, Mr. White, based on his review of an executive officer's performance throughout the year, may propose modification of a contingent compensation recommendation between 0 and 150% to reflect personal performance. The MRC is responsible for final approval of all contingent compensation awards.

    Mr. White's contingent compensation formula is based entirely on the achievement of the Corporation's goals. Mr. White would receive an incentive payment of 100% of base salary for achievement of all corporate goals, and a maximum payment equal to 150% of base salary when corporate achievements exceed 125% of objectives. For the fiscal year ended June 30, 1996, Mr. White earned a contingent compensation award of $825,000. This award represents 150% of Mr. White's base salary and was based on the financial performance of the Corporation during fiscal year 1996 and the strategic initiatives which Mr. White has undertaken.

Stock Options

    The MRC believes that in order to achieve its long-term growth objectives and to align management and shareholder interests, it is in the Corporation's best interest to grant stock options to members of its management staff. The number of stock options granted to senior management is dependent upon the participant's management level in the Corporation. The allocation for a particular management level is determined by applying a percentage of salary against the salary grade midpoint, and dividing the value by the estimated fair market value of a share of Common Stock on the date of grant.

    The MRC approves the number of options granted to each participant in the stock option plan during each fiscal year. The price of each option granted is the fair market value of a share of Common Stock on the date of grant. All options are exercisable for a period of ten years from the date of grant.

    Under the terms of his employment agreement, Mr. White was granted options to purchase 120,000 shares of Common Stock in September, 1995. Mr. White was also granted options to purchase 75,000 shares of Common Stock in April, 1996 in connection with the Corporation's customary annual grant of options to employees.

Restricted Stock

    Restricted stock awards are intended to further align management and shareholder interests. These awards, which are at risk and dependent on the creation of incremental shareholder value, also provide additional incentives for individual performance. In connection with his employment with the Corporation, the MRC granted Mr. White 30,000 shares of restricted stock on September 12, 1995. These shares were subject to substantially the same terms as shares of restricted stock granted to key officers during fiscal year 1995. The vesting schedule of these awards was subsequently amended during fiscal 1996 to reflect the strategic initiatives of Mr. White and to provide additional incentives for performance during a period of transition of leadership of the Corporation.

    Upon the vesting of the shares of restricted stock granted in fiscal 1995, the MRC granted new awards of restricted stock, subject to shareholder approval of the 1996 Stock Incentive Plan, to continue alignment of management and shareholder interests. These awards will vest as follows: 33 1/3%, if the fair market value of a share of Common Stock averages $59.00 or more for a period of ninety days; 66 2/3% if the fair market value of a share of Common Stock averages $66.00 or more for a period of ninety days; and 100% if the fair market value of a share of Common Stock averages $73.00 or more for a period of ninety days. Mr. White was granted 30,000 shares of restricted stock subject to this vesting schedule.

    On August 15, 1996, Mr. White was granted an additional 36,000 shares of restricted stock pursuant to the terms of his employment agreement. These shares will vest as follows: 6,000 will vest automatically at the end of each fiscal year during the term of his employment agreement and up to an additional 12,000 will vest following the end of each fiscal year during the term of his employment agreement based upon the attainment of performance goals relating to cumulative consolidated operating cash flow, for a possible maximum per fiscal year of 18,000 shares.

Stock Ownership Guidelines

    In order to reinforce the linkage of an executive's financial gain with shareholder results, the MRC has established a requirement that each executive officer of the Corporation retain a personal investment in the Common Stock equaling between one and three times the individual's annual base salary (depending upon the individual's management level). Grants of restricted stock and shares of Common Stock acquired upon exercise of stock options are credited towards an executive's ownership, and executives are granted a period of time to achieve these levels. As of June 30, 1996, each of the Named Executive Officers had satisfied his individual stock ownership goal.

Compensation of Former Chief Executive Officer

    Mr. Kelley resigned as Chairman of the Board, President and Chief Executive Officer of the Corporation on September 12, 1995 upon Mr. White's employment and retired from the Corporation effective June 1, 1996. Between the date of his resignation as Chief Executive Officer and retirement from the Corporation, Mr. Kelley continued to receive his base salary, which was last increased during fiscal year 1994. The Committee also authorized the payment of a contingent compensation award of $297,000 to Mr. Kelley for fiscal 1996 in recognition of his leadership in identifying and selecting a new chief executive officer and in facilitating the transition process. Mr. Kelley did not receive any stock options or restricted stock during fiscal 1996.

Conclusion

    The Corporation has designed its executive compensation plans, as described above, to link the compensation of senior management with the achievement of corporate and individual performance goals. These goals have been established at levels necessary to achieve above average performance within the Corporation's industry.

    The MRC intends to continue its policy of linking executive compensation with positive corporate performance and maximizing shareholder returns to the extent possible through the measurement procedures described in this report.
Section 162(m) of the Internal Revenue Code of 1986 generally limits the tax deductibility of certain compensation in excess of one million dollars paid to a company's chief executive officer and the four other most highly compensated executives. While the Corporation currently seeks to maximize the deductibility of compensation paid to its executive officers, it will maintain flexibility to take actions that may be based on considerations other than tax deductibility.


                                    Management Resources Committee
                                    Richard H. Ayers, Chairman
                                    Joseph F. Abely
                                    Burnell R. Roberts
                                    John S. Scott
                                    Orin R. Smith

Performance Graph

    The following line graph compares the yearly percentage change in the Corporation's cumulative total shareholder return on the Common Stock for the last five fiscal years with the cumulative total return on the Standard & Poor's 500 Stock Index (the "S&P 500") and the Dow Jones Diversified Technology Group Index (the "DJ DTG"), a published industry index that includes the Corporation. The other companies in the DJ DTG are: Varian Associates, Inc., Tektronix, Inc., Corning Incorporated, EG&G, Inc., Minnesota Mining and Manufacturing Company, Rockwell International Corporation, Raytheon Company, TRW Inc., Texas Instruments Incorporated, and United Technologies Corporation.

    Cumulative total returns are calculated assuming that $100 was invested on July 26, 1991 in each of the Common Stock, the S&P 500, and the DJ DTG, and that all dividends were reinvested.

                         The Perkin-Elmer Corporation
                   Comparison of 5 Year Cumulative Returns



                              [GRAPH]



 ------------------------------------------------------------
      1991    1992      1993      1994      1995      1996
 ------------------------------------------------------------


 ------------------------------------------------------------
     100.00   117.06    126.81    119.51    144.22    199.94      Perkin-Elmer
 ------------------------------------------------------------
 ------------------------------------------------------------
     100.00   114.88    124.17    127.76    160.28    201.84           S&P 500
 ------------------------------------------------------------
 ------------------------------------------------------------
     100.00   115.38    134.10    143.75    181.06    216.56            DJ DTG
 ------------------------------------------------------------

Summary Compensation Table

    The following table sets forth cash or other compensation received for the last three fiscal years by the Corporation's Chief Executive Officer, the former Chief Executive Officer, and the four other most highly paid executive officers of the Corporation based on salary and bonuses paid for fiscal year 1996 (the "Named Executive Officers").




                                                             Annual
                                                          Compensation
                                            -----------------------------------------
                                                                           Other
                                                                           Annual
     Name and Principal          Fiscal       Salary         Bonus      Compensation
          Position                Year         ($)            ($)1          ($)
- ------------------------------ ----------- -------------  ------------- -------------
Tony L. White                      1996       420,963         825,000     291,664(6)
Chairman, President and
Chief Executive Officer(5)

Stephen O. Jaeger                  1996       306,000         223,000
Vice President, Chief              1995        78,462          67,500
Financial Officer and
Treasurer(7)

Michael W. Hunkapiller             1996       213,826         227,700
Vice President and General         1995       200,125          25,000
Manager Applied
Biosystems Division(8)

Michael J. McPartland              1996       213,201         160,000
Vice President,                    1995       205,000          15,785
Human Resources                    1994       203,946          60,019

Peter Barrett                      1996       203,321         150,000
Vice President, Corporate          1995       200,769          15,000
Planning and Business
Development(8)


Gaynor N. Kelley                   1996       519,232         297,000
Former Chairman,                   1995       540,000          65,340
President and Chief                1994       527,501         232,256
Executive Officer(9)


                                                Long-Term Compensation
                                    ------------------------------------------------

                                                Awards                  Payouts
                                    -------------------------------- ---------------
                                      Restricted
                                     Stock Awards    Stock Options        LTIP            All Other
     Name and Principal                 ($)2             (#)            Payouts         Compensation
          Position                                                        ($)3               ($)4
- ------------------------------      --------------- ---------------- ---------------- ----------------
Tony L. White                          2,593,125         195,000             0         1,625,801
Chairman, President and
Chief Executive Officer(5)

Stephen O. Jaeger                        511,875          28,000       506,719             9,231
Vice President, Chief                          0          50,000             0            31,671
Financial Officer and
Treasurer(7)

Michael W. Hunkapiller                   511,875          25,000       506,719             7,912
Vice President and General                     0          18,000             0             9,830
Manager Applied
Biosystems Division(8)

Michael J. McPartland                    511,875          10,000       506,719             9,284
Vice President,                                0               0             0            10,069
Human Resources                                0          21,000             0             9,049

Peter Barrett                            511,875          10,000       506,719             7,820
Vice President, Corporate                      0          18,000             0             9,299
Planning and Business
Development(8)


Gaynor N. Kelley                               0
Former Chairman,                               0               0             0           114,288
President and Chief                            0               0             0            26,524
Executive Officer(9)                                     120,000             0            23,358


1 Awards under the Corporation's Contingent Compensation Plan are variable and tied to the Corporation's performance.

2 Consists of 30,000 shares of restricted stock awarded to Mr. White on September 12, 1995 under the terms of his employment agreement which will vest on September 21, 1996. Also includes 30,000 shares of restricted stock awarded to Mr. White and 10,000 shares of restricted stock awarded to each of the other Named Executive Officers (other than Mr. Kelley) on March 21, 1996 subject to shareholder approval of the 1996 Stock Incentive Plan at the Annual Meeting. The dollar value is based on the fair market value of a share of Common Stock of $35.25 on September 12, 1995 and $51.1875 on March 21, 1996. Shares of restricted stock awarded on March 21, 1996 will vest according to the following schedule: 33 1/3%, if the fair market value of a share of Common Stock averages $59.00 or more for a period of ninety days; 66 2/3%, if the fair market value of a share of Common Stock averages $66.00 or more for a period of ninety days; and 100%, if the fair market value of a share of Common Stock averages $73.00 or more for a period of ninety days. Prior to vesting, the holders of restricted stock have the right to receive dividends on and to vote, but may not sell or otherwise dispose of, such shares. As of June 30, 1996, Messrs. White, Jaeger, Hunkapiller, McPartland, and Barrett held 60,000, 10,000, 10,000, 10,000, and 10,000 unvested shares of restricted stock, respectively, having a fair market value of $2,891,250, $481,875, $481,875, $481,875, and $481,875, respectively. Mr. Kelley did not hold any shares of restricted stock at June 30, 1996.

3 On September 21, 1995, the Management Resources Committee of the Board of Directors amended the vesting schedule of awards of restricted stock made to certain executive officers of the Corporation to provide for vesting according to the following schedule: 50%, if the fair market value of a share of

    Common Stock averaged $40.00 or more for a period of ninety days; 75%, if the fair market value of a share of Common Stock averaged $46.00 or more for a period of ninety days; and 100%, if the fair market value of a share of Common Stock averaged $52.00 or more for a period of ninety days. See "Executive Compensation - Report of the Management Resources Committee" for further discussion of such action.

4 Amounts shown for fiscal year 1996 include (i) the Corporation's contributions under the Corporation's Employee Savings Plan for Messrs. White, Jaeger, Hunkapiller, McPartland, Barrett, and Kelley of $6,384, $6,231, $6,800, $8,184, $6,910, and $6,799, respectively; and (ii) amounts accrued under the Savings Plan component of the Corporation's Excess Benefit Plan for Messrs. White, Jaeger, Hunkapiller, McPartland, Barrett, and Kelley of $5,419, $3,000, $1,112, $1,100, $910, and $7,385, respectively. Amount for Mr. White includes an aggregate of $1,613,998 in one-time payments in replacement of certain benefits and rights from his former employer that were forfeited upon joining the Corporation. These payments consisted of $1,213,998 for forfeited shares of restricted stock and $400,000 representing Mr. White's annual bonus from his former employer. Amount for Mr. Kelley includes $84,271 for vacation earned but not taken and $15,833 under the terms of his deferred compensation agreement.

5 Mr. White became Chairman, President and Chief Executive Officer of the Corporation on September 12, 1995.

6 Includes $188,197 paid to Mr. White in connection with his relocation to Connecticut and $88,082 for the payment of certain related taxes.

7 Mr. Jaeger became an employee and executive officer of the Corporation on March 16, 1995.

8 Drs. Hunkapiller and Barrett became executive officers of the Corporation on September 15, 1994.

9 Mr. Kelley resigned as Chairman, President and Chief Executive Officer effective September 12, 1995 and retired from the Corporation effective June 1, 1996.


Option Grant Table

    The following table sets forth information regarding stock option grants to the Named Executive Officers during the fiscal year ended June 30, 1996.

                 Individual Grants
- ----------------------------------------------------------
                              Percent of                       Potential Realizable Value at
                 Number of      Total                             Assumed Annual Rates of
                 Securities    Options                           Stock Price Appreciation
                 Underlying   Granted to                            for Option Term(2)
                  Options     Employees    Exercise             -----------------------------
                  Granted     in Fiscal     Price     Expiration
  Name             (#)(1)     Year 1996     ($/Sh)       Date            5% ($)     10% ($)
- -------------------------------------------------------------------------------------------
T. L. White        120,000       14.9      35.25       9/12/05         2,660,224   6,741,531
                    75,000        9.3      54.8125     4/25/06         2,585,347   6,551,776
S. O. Jaeger        28,000        3.5      54.8125     4/25/06           965,196   2,445,996
M. W. Hunkapiller   25,000        3.1      54.8125     4/25/06           861,782   2,183,925
M. J. McPartland    10,000        1.2      54.8125     4/25/06           344,713     873,570
P. Barrett          10,000        1.2      54.8125     4/25/06           344,713     873,570
G. N. Kelley             0        0         0             0                    0           0

- -------------------------------------------------------------------------------------------
All Shareholders(3)                                                   $936     $2.4
                                                                     million    billion
- -------------------------------------------------------------------------------------------

- ---------------

1 With the exception of the 120,000 stock options granted to Mr. White under the terms of his employment agreement, all stock options were granted subject to shareholder approval of the 1996 Stock Incentive Plan at the Annual Meeting (see "Adoption of the 1996 Stock Incentive Plan to Replace the Expiring Plan," below). All stock options were granted with an exercise price equal to the fair market value of the Common Stock on the date of grant and become exercisable in two equal annual installments commencing one year after the date of grant.

2 The values shown assume that the price of the Common Stock will appreciate at the annual rates shown. These rates are arbitrarily assumed rates established by the SEC and are not intended as a forecast of future appreciation. The actual gain, if any, realized by the recipient will depend upon the actual performance of the Common Stock.

3 These amounts represent the increase in the aggregate market value of the Common Stock outstanding as of the date of the initial grant (42.2 million shares) assuming the annual rates of stock price appreciation set forth above over the ten-year period used for the Named Executive Officers.

Option Exercises and Year-End Value Table

    The following table sets forth information regarding the exercise of options by the Named Executive Officers during the fiscal year ended June 30, 1996, and the value of their unexercised options at June 30, 1996.




                                              Number of          Value of
                                             Securities         Unexercised
                                             Underlying        In-the-Money
                                         Unexercised Options      Options
                                          at June 30, 1996   at June 30, 1996
                                                 (#)               ($)(3)
                                         ---------------------------------------
                 Shares
     Name      Acquired on    Value    Exercisable Unexercisable(2)  Exercisable Unexercisable
                Exercise     Realized
                   (#)         ($)(1)
- ----------------------------------------------------------------------------------------------
T. L. White          0             0           0     195,000                  0     1,552,500
S. O. Jaeger         0             0      25,000      53,000            484,375       484,375
M. W. Hunkapiller    0             0      54,701      41,000          1,413,033       279,500
M. J. McPartland     0             0      26,000      17,000            401,937       125,562
P. Barrett           0             0      31,950      26,000            580,715       279,500
G. N. Kelley    23,162       444,226     344,338           0          6,617,414             0


- --------------------


1 Represents the difference between the exercise price and the fair market value on the date of exercise.

2 Includes options granted subject to shareholder approval of the 1996 Stock Incentive Plan. See "Adoption of the 1996 Stock Incentive Plan to Replace the Expiring Plan," below.

3 The fair market value of a share of Common Stock on June 30, 1996 was $48.1875.


Retirement Benefits

    The Corporation has in effect a qualified defined benefit Employee Pension Plan covering all of its domestic employees, including the Named Executive Officers, a non-qualified Excess Benefit Plan, which provides benefits that would otherwise be denied participants by reason of certain limitations of the Internal Revenue Code of 1986, as amended (the "Code"), on qualified plan benefits, and a non-qualified Supplemental Retirement Plan, which provides benefits based on payments made under the Corporation's Contingent Compensation Plan for Key Employees and Incentive Compensation Plan. The Employee Pension Plan and the Excess Benefit Plan provide annual benefits at normal retirement age 65 based on a participant's final average base salary (measured over 36 months from October 1, 1995) and service from October 1, 1995. The Supplemental Retirement Plan provides annual benefits at normal retirement age 65 based on a participant's final average contingent compensation or incentive compensation awards (measured over 36 months from July 1, 1995) and service from July 1, 1995.

    The benefit under the Employee Pension Plan and the retirement plan portion of the Excess Benefit Plan for the service prior to October 1, 1995 was based on a career average benefit formula providing 1.4% of base earnings during the period of participation, plus 0.5% of base earnings above a specified wage base called "covered compensation" (defined by the Internal Revenue Service as a function of year of birth). After August 1, 1989 plan accruals for service over 35 years were calculated at a rate of

1.7% of base earnings. A variable annuity option was available to each participant for benefit accruals prior to October 1, 1995. The benefit under the Supplemental Retirement Plan for service prior to July 1, 1995 was based on a career average formula providing 1.5% of the sum of all payments made to a participant during his or her participation in the Contingent Compensation Plan and the Incentive Compensation Plan.

    The following table sets forth the estimated total annual benefits payable at normal retirement age at 65 under the Employee Pension Plan, the Excess Benefit Plan, and the Supplemental Retirement Plan to covered participants for service after October 1, 1995.

                              Pension Plan Table

                            Years of Service from October 1, 1995
                   --------------------------------------------------------
     Average
      Annual
   Remuneration       10       15       20       25        30       35
- ---------------------------------------------------------------------------

  $  200,000        32,820   49,230   65,640   82,050    98,460  114,870
     300,000        50,500   75,750  101,000  126,250   151,500  176,750
     400,000        67,820  101,730  135,640  169,550   203,460  237,370
     500,000        85,020  127,530  170,040  212,550   255,060  297,570
     600,000       102,060  153,090  204,120  255,150   306,180  357,210
     700,000       118,980  178,470  237,960  297,450   356,940  416,430
     800,000       135,260  202,890  270,520  338,150   405,780  473,410
     900,000       151,460  227,190  302,920  378,650   454,380  530,110
   1,000,000       167,500  251,250  335,000  418,750   502,500  586,250
   1,100,000       184,500  276,750  369,000  461,250   553,500  645,750
   1,200,000       201,500  302,250  403,000  503,750   604,500  705,250



    The benefit amounts shown in the Pension Plan Table are computed on a straight life annuity basis, payable at age 65, and assume covered compensation for social security purposes of $50,000 in all cases. As of June 30, 1996, each of the Named Executive Officers had 0.75 years of credited service from October 1, 1995 for pension purposes, and the average base salary and average contingent compensation for each such person are as set forth in the salary and bonus columns of the Summary Compensation Table above under "Executive Compensation."

    Estimated annual benefits accrued prior to October 1, 1995 and payable upon retirement at age 65 under the Employee Pension Plan, the Supplemental Retirement Plan, and the Retirement Plan component of the Excess Benefit Plan to Mr. White, Mr. Jaeger, Dr. Hunkapiller, Mr. McPartland, and Dr. Barrett are $267, $2,360, $20,850, $9,268, and $24,634, respectively, assuming continued
service for benefit eligibility and based on the current variable unit value, as applicable.

    Mr. Kelley, who retired from the Corporation effective June 1, 1996, receives aggregate annual benefits of approximately $135,000 under the plans described above.

    Under the terms of Mr. White's employment agreement, Mr. White is entitled to receive an additional retirement benefit equal to the annual benefit that he would have received if he were credited under the Employee Pension Plan and non-qualified plans (the Excess Benefit Plan and the Supplemental Retirement
Plan) with an additional 25 years of service, reduced by the annual benefit he will receive from the Employee Pension Plan and non-qualified plans and further reduced by $111,528. Mr. White was 50% vested in this additional benefit as of his date of hire, and his vesting percentage increases by 10% each year to 100% vesting in this additional benefit after five years of service.

    The Employee Pension Plan preserves and protects the benefits of any active participant in the plan whose employment by the Corporation is terminated within three years following a change in control of the Corporation. In the event of such a termination, the rights, expectancies, and the benefits of such participants (as in effect on the date of the change in control) may not be diminished through amendment or termination of the Employee Pension Plan after the change in control. Additionally, in the event the Employee Pension Plan is terminated within three years following a change in control, any funds remaining after the satisfaction of all liabilities under the plan will be allocated among participants in accordance with applicable United States Department of Labor regulations.

Employment Contracts, Termination of Employment, Change-in-Control, and other Agreements

    The Corporation entered into a three-year employment agreement with Mr. White dated September 12, 1995 pursuant to which he serves as Chairman, President and Chief Executive Officer of the Corporation. The agreement will be automatically extended for consecutive one-year periods unless either party gives at least 180 days notice of its intent not to renew. Under the terms of the agreement, Mr. White will receive a minimum annual base salary of $550,000 and a target incentive payment under the Corporation's Contingent Compensation Plan equal to 100% of his base salary. Mr. White received upon commencement of employment 30,000 shares of restricted stock subject to substantially the same vesting as shares of restricted stock granted to certain key officers of the Corporation and a stock option for 120,000 shares of Common Stock. Under the terms of the agreement, Mr. White was also granted 36,000 shares of restricted stock on August 15, 1996 subject to shareholder approval of the 1996 Stock Incentive Plan at the Annual Meeting (or substantially equivalent economic value in performance units). The agreement provides for a special one-time payment to Mr. White for the value of benefits under certain plans of his former employer that were forfeited as a result of his resignation, and credit under the Corporation's retirement program for service with his former employer. (See "Retirement Benefits" for a description of Mr. White's benefits under the Corporation's retirement program.)

    In the event of termination by the Corporation of Mr. White's employment without cause or if Mr. White terminates employment for good reason (as defined), Mr. White would receive three times his base salary and target bonus, the fair market value of 36,000 shares of Common Stock, a pro rated incentive payment, and other specified benefits.

    The Corporation has entered into an agreement with Mr. Jaeger dated April 11, 1995 which provides that he will receive two times his base salary if his employment with the Corporation is terminated prior to March 14, 1997 for reasons other than cause or if he resigns for good reason (as defined).

    The Corporation has agreements with each of the Named Executive Officers, other than Mr. Kelley, providing for continuation of the officer's employment for a term of three years following any change in control of the Corporation. These agreements provide that if, following a change in control, any of the Named Executive Officers leaves employment for good reason (as defined) or his employment is terminated without cause, he will generally be entitled to receive three times his base salary and average incentive compensation, full vesting of all restricted stock and stock options, and other specified benefits.

    The Corporation has entered into deferred compensation contracts with each of the Named Executive Officers, other than Messrs. Jaeger and White, which, subject to certain conditions, provide for payments to be made for a maximum of ten years of $25,000 per annum to each of Messrs. Hunkapiller, McPartland, and Barrett, and $190,000 per annum to Mr. Kelley. Such payments would generally commence upon retirement from the Corporation (or in the event of the termination of employment of the officer for good reason (as defined) or without cause following a change in control of the Corporation). The annual payment may be reduced or forfeited if the recipient elects one of several optional forms of payment based on actuarial determinations, terminates employment prior to normal retirement age, or competes with the Corporation. Mr. Kelley's payments under his deferred compensation contract commenced upon his retirement from the Corporation effective June 1, 1996.

    Messrs. Jaeger, Hunkapiller, and McPartland incurred indebtedness to the Corporation for the payment of taxes in connection with the vesting of shares of restricted stock during the fiscal year ended June 30, 1996. Such indebtedness was evidenced by individual three-year promissory notes dated March 8, 1996 and secured by shares of Common Stock. Interest is payable on amounts outstanding at the federal short-term rate required by Section 7872 of the Code, compounded semiannually. The largest aggregate amount of such indebtedness outstanding during the 1996 fiscal year was $81,435, $85,263, and $81,745 for Messrs. Jaeger, Hunkapiller, and McPartland, respectively, and the amount of such indebtedness outstanding as of August 8, 1996 was $81,885, $85,733, and $82,196 for Messrs. Jaeger, Hunkapiller, and McPartland, respectively.

Compensation Committee Interlocks and Insider Participation

    During the fiscal year ended June 30, 1996, Messrs. Abely, Ayers, Belingard, Roberts, Scott, and Smith served as members of the MRC. Mr. Smith replaced Mr.

Belingard on the MRC on June 20, 1996. During the 1996 fiscal year, the Corporation made payments to F. Hoffmann-La Roche Ltd. ("Roche") and its affiliates of $59.7 million for the purchase of reagents and consumables for resale in the Corporation's life science business. Mr. Belingard is Director General of the Diagnostics Division and a member of the Executive Committee of Roche.

2.  RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

    The Board of Directors has selected Price Waterhouse LLP, independent accountants, to audit the books, records, and accounts of the Corporation and its subsidiaries for the fiscal year ending June 30, 1997. This selection is being presented to the shareholders for ratification at the Annual Meeting.

    The firm of Price Waterhouse LLP has audited the Corporation's books annually since 1944, has offices in or convenient to the localities in the United States and foreign countries where the Corporation or its subsidiaries operate, and is considered to be well qualified. If the shareholders do not ratify the selection of Price Waterhouse LLP, the selection of independent accountants will be reconsidered by the Audit Committee of the Board of Directors.

    A representative of Price Waterhouse LLP will attend the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

    The Board of Directors recommends that shareholders vote "FOR" this proposal.


3. AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF DIRECTORS CONSISTENT WITH THE NEW YORK BUSINESS CORPORATION LAW

    The Board of Directors has approved, subject to approval by the shareholders at the Annual Meeting, an amendment to the Corporation's Restated Certificate of Incorporation (the "Certificate"), to limit the personal liability of the Corporation's directors to the Corporation and its shareholders to the extent permitted by the New York Business Corporation Law (the "NYBCL"). Specifically, the Board of Directors proposes to add a new Article Twelfth to the Certificate to read in its entirety as follows:

    TWELFTH: No director of the Corporation shall be personally liable to the Corporation or its shareholders for damages for any breach of duty as a director unless the elimination or limitation of liability is expressly prohibited by the New York Business Corporation Law as currently in effect or as it may be amended. No amendment, modification, or repeal of this Article shall adversely affect any right or protection of any director that exists at the time of such change.

    The proposed amendment to the Certificate is intended to implement an amendment to the NYBCL adopted in 1987. As so amended, the NYBCL provides that a New York corporation may include in its certificate of incorporation a provision eliminating or limiting the personal liability of directors to the corporation or its shareholders for damages for any breach of duty in their capacity as directors except where a judgment or other final adjudication establishes that their acts or omissions
(a) were in bad faith; (b) involved intentional misconduct or a knowing violation of law; (c) involved a personal gain of a financial profit or other advantage to which the director was not legally entitled; or (d) were in violation of Section 719 of the NYBCL (Section 719 imposes liability on a director who votes for or concurs in certain prohibited distributions.). The NYBCL further provides that no such provision may eliminate or limit the liability of directors for any act or omission prior to the adoption of such provision. Similar laws have been adopted in other jurisdictions and many corporations have amended their charters to take advantage of the protections afforded by these laws.

    The proposed amendment to the Certificate would reduce the personal liability of the directors to the Corporation and its shareholders for damages to the maximum extent permitted under the NYBCL. The Board of Directors believes that the adoption of this amendment is in the best interests of the Corporation and its shareholders in that it would enable the Corporation to continue to attract and retain the most qualified individuals to serve as its directors. While the Corporation has not experienced any difficulty to date in securing the services of highly qualified persons, the Corporation is concerned that its future ability to do so could be adversely affected by the fact that many other corporations provide for limitations on directors' liability for damages while the Corporation does not. It should also afford directors the ability to freely exercise their business judgment to the benefit of the Corporation and its shareholders without undue concern for any potential personal liability. If the proposed amendment is adopted, shareholders will not have a claim against a director for damages based on a breach of the director's duties of care or loyalty, except in the circumstances set forth above. Shareholders would, however, continue to have the right to seek equitable relief, such as an injunction prohibiting, or an order rescinding, an action taken or authorized by the Board of Directors.

    The proposed amendment would apply only to liability of directors (whether or not they are also officers) acting as directors, and would have no effect on the potential liability of individuals for their actions as officers. In addition, there may be certain liabilities, such as those under the federal securities laws, which a court may hold are unaffected by the proposed amendment. Lastly, the proposed amendment would apply only to future conduct and would not limit liability for conduct which predates the amendment.

    Under the proposed amendment, if future amendments to the NYBCL were enacted to permit further limitations to a director's liability, these further limitations would automatically become effective to the extent permitted by the NYBCL. Conversely, if future changes in the NYBCL were enacted to reduce the scope of permitted limitations of a director's liability, such changes also would automatically become effective with respect to the Corporation's directors. The proposed amendment also provides that any amendment, modification, or repeal of the amendment would not adversely affect any right or protection of a director that exists at the time of such change.

    In considering this Proposal, shareholders should be aware that the directors have a personal interest in having the Proposal adopted and that the shareholders may, by approving the proposed amendment, be giving up some possible future claims for damages against the directors. The proposed amendment may have the effect of reducing the likelihood of derivative litigation against directors, and may also discourage or deter shareholders from bringing a lawsuit against directors for breach of their duties of care or loyalty, even though such an action, if successful, might otherwise have benefited the Corporation and its shareholders. Nevertheless, for the reasons set forth above, the Board of Directors believes that the adoption of the proposed amendment is in the best interests of the Corporation and its shareholders.

    The affirmative vote of the holders of a majority of all outstanding shares of Common Stock entitled to vote at the Annual Meeting is required for approval of the amendment.

    The Board of Directors recommends that shareholders vote "FOR" this proposal.


4.  ADOPTION OF THE 1996 STOCK INCENTIVE PLAN TO REPLACE THE EXPIRING PLAN

    The Board of Directors believes that it is in the best interests of the Corporation and its shareholders to adopt the 1996 Stock Incentive Plan (the "1996 Incentive Plan"). The 1996 Incentive Plan is intended to continue the established policy of the Corporation of encouraging ownership of Common Stock by employees, officers, and directors of the Corporation and of providing incentives for such persons to put forth maximum efforts for the success of the Corporation.

    The Corporation currently has in effect its 1993 Stock Incentive Plan for Key Employees (the "1993 Plan"), which was approved by the shareholders at the 1993 Annual Meeting. As of June 30, 1996, only 6,835 shares of Common Stock remained available for the grant of new awards under the 1993 Plan, and no further awards may be made under that plan after October 21, 1996. As noted in the Report of the Management Resources Committee, a stock option plan is an integral component of the Corporation's compensation system, and the 1996 Incentive Plan would reflect the principles that underlie the Corporation's compensation policies. Specifically, the 1996 Incentive Plan would (a) further efforts of the Corporation to place a portion of compensation "at risk" and tied to the performance of corporate objectives, (b) further the goal of increased ownership of Common Stock by employees and thereby further align the interests of employees and shareholders, and (c) facilitate the structuring of appropriate and necessary incentives to attract and retain highly qualified and talented individuals. The Board of Directors further believes that approval of the 1996 Incentive Plan will promote the long-term growth and profitability of the Corporation.

    The following is a summary of the material provisions of the 1996 Incentive Plan. This summary is qualified in its entirety by reference to the specific provisions of the 1996 Incentive Plan, the full text of which is attached to this Proxy Statement as Exhibit A.

Summary of the 1996 Incentive Plan

    Shares Subject to the Plan; Term. Subject to adjustment as provided below, 1,500,000 shares of Common Stock will be available for issuance under the 1996 Incentive Plan. Shares of Common Stock delivered under the 1996 Incentive Plan may be newly issued shares, treasury shares, reacquired shares, or any combination thereof. No options or awards may be made under the 1996 Incentive Plan after October 31, 1998. As of August 15, 1996, the fair market value of a share of Common Stock was $50.3125.

    Types of Incentives. Incentives granted under the 1996 Incentive Plan may be
(1) employee stock options, consisting of incentive stock options within the meaning of Section 422 of the Code and non-qualified stock options (collectively, "Employee Options"), (2) director stock options which will be non-qualified stock options ("Director Options"), (3) shares of Common Stock, which may be subject to restrictions ("Stock Awards"), or (4) shares of Common Stock subject to performance goals ("Performance Shares").

    Administration. The 1996 Incentive Plan will be administered by the Management Resources Committee (the "Committee") of the Board of Directors. The Committee will determine, subject to the express provisions of the 1996 Incentive Plan, the employees to whom, and the time or times at which, Employee Options, Stock Awards, and Performance Shares (collectively, "Employee Awards") are to be granted, as well as the terms and provisions governing each such award. The Committee will also interpret the 1996 Incentive Plan, make rules and regulations relating thereto, and be responsible for the administration thereof.

    Eligibility. All regular salaried employees (including executive officers) of the Corporation and its subsidiaries are eligible to receive Employee Awards, and all non-employee directors of the Corporation will receive Director Options, under the 1996 Incentive Plan. While the Committee has historically limited the grant of options and other awards under the Corporation's stock incentive plans to "key employees," it is currently contemplated that Employee Awards under the 1996 Incentive Plan would be made to a broader group of employees. The selection of the employees to whom Employee Awards are to be granted is entirely within the discretion of the Committee, and in making such determination, the Committee will take into account the duties of the respective employees, their present and potential contributions to the success of the Corporation, and such other factors as the Committee deems relevant in connection with accomplishing the purposes of the 1996 Incentive Plan. As of June 30, 1996, approximately 5,700 persons would be eligible to participate in the 1996 Incentive Plan.

    Stock Options - Employee Options. The purchase price of the Common Stock covered by Employee Options will be determined by a the Committee, but may not be less than 100% of the fair market value of a share of Common Stock on the date of the grant. The vesting period and all other terms and conditions of each Employee Option will be determined by the Committee; provided, however, that if no vesting schedule is specified, an Employee Option will, subject to the terms of the 1996 Incentive Plan, vest in two equal annual installments commencing on the first anniversary of the date of grant; and, provided further, that the term of each Employee Option may not be more than ten years from the date of the grant.

    If the employment of an employee to whom an Employee Option has been granted is terminated (other than by reason of retirement, disability, or death), the Employee Option will be exercisable (to the extent that the employee would be entitled to do so at the date of termination) for 30 days after such termination, but not after the expiration of the term of the Employee Option.

    If an employee to whom an Employee Option has been granted retires from the Corporation at the employee's normal retirement date pursuant to any pension plan provided by the Corporation, or retires earlier than the employee's normal retirement date with the prior consent of the Corporation, or is totally and permanently disabled, such Employee Option may be fully exercised without regard to the period of continuous employment at any time: (a) in the case of an incentive stock option, within three months after such retirement or disability, but in no event after the expiration of the term of the Employee Option; or (b) in the case of a non-qualified stock option, within one year after such retirement or disability, but not after the expiration of the term of the Employee Option.

    If an employee to whom an Employee Option has been granted dies while employed by the Corporation, such Employee Option may be exercised to the extent that the employee was entitled to do so at the date of death by his or her executor or administrator or other person at the time entitled by law to the employee's rights under the Employee Option, at any time, not exceeding one year after his death, as shall be prescribed in the option agreement, but not after the expiration of the term of the Employee Option.

    Director Options. As of the date of each election or reelection to the Board of Directors of the Corporation, commencing on the date of the Annual Meeting, each non-employee director of the Corporation will automatically be granted a Director Option to purchase 1,500 shares of Common Stock, subject to adjustment as provided below. The purchase price of the Common Stock covered by Director Options will be 100% of the fair market value of a share of Common Stock on the date of the grant.

    The term of each Director Option will be for a period of ten years from the date of grant. Each Director Option will vest as to 750 shares of Common Stock on the date immediately preceding the first annual meeting of shareholders next following the date of grant and as to the remaining 750 shares on the date immediately preceding the second annual meeting of shareholders next following the date of grant, provided that the holder thereof continues to serve as a member of the Board of Directors as of each such date.

    If a director's service as a member of the Board of Directors is terminated (other than by reason of retirement, disability, resignation with the approval of the Board, or death), the Director Option will be exercisable (to the extent that the director would be entitled to do so at the date of termination) for 30 days after such termination, but not after the expiration of the term of the option.

    If a director to whom a Director Option has been granted ceases to serve as a director as a result of (a) retiring from the Corporation upon normal retirement age, (b) becoming totally and permanently disabled, or (c) resigning or declining to stand for reelection with the approval of the Board of Directors, such option may be fully exercised without regard to the period of continuous service at any time within one year after such retirement, but not after the expiration of the term of the Director Option.

    If a director to whom a Director Option has been granted dies while serving as a member of the Board of Directors, such Director Option may be exercised to the extent that the director was entitled to do so at the date of death by his or her executor or administrator or other person at the time entitled by law to the director's rights under the Director Option, at any time, not exceeding one year after his of her death, but not after the expiration of the term of the Director Option.

    Stock Options - General. Employee Options and Director Options (collectively, "Options") are exercisable only by the optionee or his or her guardian or legal representative, and may not be transferred, except pursuant to a domestic relations order; provided, however, that the Committee may, in its sole discretion, permit an optionee to transfer a non-qualified stock option to
(a) a member of the optionee's immediate family, (b) a trust, the beneficiaries of which consist exclusively of members of the optionee's immediate family, or
(c) a partnership, the partners of which consist exclusively of members of the optionee's immediate family. After the death of an optionee, an Option may be transferred pursuant to the laws of descent and distribution.

    It is a condition to the exercise of an Option within one year following termination of employment or service that the optionee has not (a) rendered services or engaged directly or indirectly in any business which in the opinion of the Committee competes with or is in conflict with the interests of the Corporation, or (b) violated any written agreement with the Corporation. An optionee's violation of either of these conditions will result in the forfeiture of all Options held by such optionee.

    Limitations on the Grant of Options. No one individual may be granted an Option or Options under the 1996 Incentive Plan during any fiscal year of the Corporation for an aggregate number of shares of Common Stock which exceeds 10% of the total number of shares reserved for issuance under the 1996 Incentive Plan.

    Stock Awards. Stock Awards may, but need not, be subject to such restrictions as the Committee may determine. Until any conditions associated with Stock Awards are met, none of such shares may be sold, assigned, bequeathed, transferred, pledged, or otherwise disposed of in any way by the recipient. Recipients of Stock Awards will otherwise be entitled to such rights of a shareholder with respect to the shares of Common Stock subject to Stock Awards as the Committee may determine, including the right to vote and receive dividends and other distributions made with respect to such Common Stock.

    In the event that a recipient of a Stock Award terminates employment before any applicable restrictions have been met, by reason of death, total and permanent disability, retirement, or discharge from employment other than for cause, the Committee may, in its sole discretion, remove restrictions on all or a portion of the Common Stock subject to the Stock Award.

    Limitations on Stock Awards. Subject to adjustment as provided below, no employee may receive a Stock Award representing more than 40,000 shares of Common Stock during any fiscal year of the Corporation, and the maximum number of shares of Common Stock that may be issued to all employees pursuant to Stock Awards under the 1996 Incentive Plan is 60,000.

    Performance Shares. Awards of Performance Shares will be subject to the attainment of performance goals relating to one or more criteria within the meaning of Section 162(m) of the Code and the regulations thereunder, including, without limitation, stock price, market share, sales, earnings per share, return on equity, costs, and cash flow, as determined by the Committee from time to time. Certificates representing Performance Shares will be registered in the name of the award recipient but remain in the physical custody of the Corporation until the Committee has determined that performance goals and other stock restrictions have been attained. Until the Performance Shares are delivered to an award recipient, none of such shares may be sold, assigned, bequeathed, transferred, pledged, or otherwise disposed of in any way by the recipient. Recipients of Performance Shares will otherwise be entitled to such rights of a shareholder with respect to the Performance Shares as the Committee may determine, including the right to vote and receive dividends and other distributions made with respect to the Performance Shares.

    In the event that a recipient of Performance Shares terminates employment before all applicable performance goals have been attained, by reason of death, total and permanent disability, retirement, or discharge from employment other than for cause, the Committee may, in its sole discretion, remove restrictions on all or a portion of the Performance Shares or determine the performance objectives with respect to all or a portion of the Performance Shares to have been attained; provided, however, that the Committee may not exercise such discretion to the extent that it would cause the award of Performance Shares not to qualify as performance based compensation under Section 162(m) of the Code.

    Limitations on Performance Shares. Subject to adjustment as provided below, no employee may receive Performance Shares representing more than 100,000 shares of Common Stock during any fiscal year of the Corporation, and the maximum number of shares of Common Stock that may be issued to all employees pursuant to awards of Performance Shares under the 1996 Incentive Plan is 300,000.

    Change of Control. All outstanding Options granted under the 1996 Incentive Plan will become fully and immediately exercisable, all restrictions on Stock Awards and awards of Performance Shares will immediately terminate, and all performance objectives applicable to awards of Performance Shares will be deemed attained (a) in the event that a tender offer or exchange offer (other than an offer by the Corporation) for the Common Stock is made by any "person" within the meaning of Section 14(d) of the Securities Exchange Act of 1934 and not withdrawn within a specified period after the commencement thereof; or (b) in the event of a "Change in Control" (as defined in the 1996 Incentive Plan).

    Termination and Amendment; No Repricing. No award may be made under the 1996 Incentive Plan after October 31, 1998. The Board of Directors may at any time prior to that date terminate the 1996 Incentive Plan or make any amendment or modification as it shall deem advisable; provided that amendments which would
(a) increase the aggregate number of shares which may be issued, or (b) materially modify the requirements as to eligibility for participation would require shareholder approval.

    The terms of any outstanding Employee Award may be amended by the Committee at any time in its discretion in any manner it deems appropriate, including to accelerate the date of exercise of any award, terminate restrictions, or convert an incentive stock option into a non-qualified stock option; provided that no such amendment may adversely affect in any material manner any right of any recipient without his or her consent; and, provided further, that the Committee may not (a) amend any previously-issued award of Performance Shares to the extent that the amendment would cause such award not to qualify as performance based compensation under Section 162(m) of the Code or (b) amend any previously-issued Employee Option to reduce the purchase price thereof whether by modification of the Employee Option or by cancellation of the Employee Option in consideration of the immediate issuance of a replacement Employee Option bearing a reduced purchase price.

    Adjustments. The 1996 Incentive Plan provides that the number of shares available, the number of shares subject to Director Options, the maximum number of shares that may be subject to awards to employees, and the terms of any outstanding awards under the 1996 Incentive Plan may be adjusted by the Committee in such manner as it deems appropriate in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, liquidations, or other similar events.

Certain Federal Income Tax Consequences

    The Corporation has been advised that under current law the federal income tax consequences to participants and the Corporation of Options granted under the 1996 Incentive Plan would generally be as set forth in the following summary. This summary does not purport to be a complete analysis of all potential tax consequences relevant to optionees and the Corporation, or to describe tax consequences based upon particular circumstances.

    An employee to whom an incentive stock option is granted will not recognize income at the time of grant or exercise of such option (except that the alternative minimum tax may apply), and no federal income tax deduction will be allowable to the Corporation upon the grant or exercise of such option. When the employee sells shares of Common Stock received upon the exercise of an incentive stock option more than one year after the date of exercise and more than two years after the date of grant of such option, the employee will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price of such shares and the option exercise price. If the employee does not hold such shares for these periods, when the employee sells such shares the employee will recognize ordinary compensation income and possibly capital gain or loss in such amounts as are prescribed by the Code and the regulations thereunder. Subject to applicable provisions of the Code and the regulations thereunder, in the event of a disposition prior to the end of the holding periods noted above, the Corporation will generally be entitled to a federal income tax deduction in the amount of such ordinary compensation income.

    An employee or director to whom a non-qualified stock option (which is treated as an option for federal income tax purposes) is granted will not recognize income at the time of grant of such option. When the employee or director exercises such option, he or she will recognize ordinary compensation income equal to the difference, if any, between the option price paid and the fair market value, as of the date of exercise, of the shares of Common Stock received by such employee or director. The tax basis of such shares to such employee or director will be equal to the fair market value on the date of exercise, and the employee's or director's holding period for such shares will commence on the day on which the employee or director recognized taxable income in respect of such shares. Subject to applicable provisions of the Code and the regulations thereunder, the Corporation will generally be entitled to a federal income tax deduction in respect of non-qualified stock options in an amount equal to the ordinary compensation income recognized by the employee or director. Any compensation includable in the gross income of an employee or director in respect of a non-qualified option will be subject to appropriate federal income and employment taxes.

New Plan Benefits

    The Committee has made certain awards under the 1996 Incentive Plan, subject to shareholder approval of the 1996 Incentive Plan at the Annual Meeting. The following table sets forth information with respect to Employee Options, Stock
Awards, and Performance Shares granted under the 1996 Incentive Plan as of the date of this Proxy Statement, and the number of Director Options which would be granted on the date of the Annual Meeting under the 1996 Incentive Plan.

                                      Number of    Value of       Number of      Value of
                         Number of      Stock        Stock       Performance   Performance
         Name             Options      Awards     Awards ($)(1)    Shares(2)    Shares($)(1)
         ----             -------      ------     -------------    ---------    ------------

T. L. White               75,000       12,000      603,750          54,000      2,716,875
S. O. Jaeger              28,000            0            0          16,000        805,000
M. W. Hunkapiller         25,000            0            0          10,000        503,125
M. J. McPartland          10,000            0            0          10,000        503,125
P. Barrett                10,000            0            0          10,000        503,125

G. N. Kelley                   0            0            0               0              0

All executive
officers as a group      293,000       12,000      603,750         170,000      8,553,125

All directors who are
not executive             15,000(3)         0            0               0              0
officers

All nominees for
director who are not
executive officers        15,000(3)         0            0               0              0

All employees,
excluding executive            0            0            0          15,000        754,688
officers

- -------------------

1 The value is based on the fair market value of a share of Common Stock on August 15, 1996 of $50.3125.

2 The receipt of Performance Shares is subject to the attainment of certain specified performance goals.

3 Each nominee for director who is not an executive officer (10 persons) will, if elected, receive a grant of a Director Option covering 1,500 shares of Common Stock on the date of the Annual Meeting.


Vote Required for Approval

    The affirmative vote of the holders of a majority of all outstanding shares of Common Stock entitled to vote at the Annual Meeting is required for approval of the 1996 Incentive Plan.

    The Board of Directors recommends that shareholders vote "FOR" this proposal.

5.  ADOPTION OF 1996 EMPLOYEE STOCK PURCHASE PLAN TO REPLACE THE EXPIRING PLAN

    For the past forty years, the Corporation has maintained a series of employee stock purchase plans to provide employees with an incentive to continue in the service of the Corporation and to work effectively for its prosperity and growth. The most recent of these plans, the Perkin-Elmer Employees 1991 Stock Purchase Plan (the "1991 Plan"), was approved by the shareholders at the 1991 Annual Meeting and provided for the grant of a right to purchase shares of Common Stock to eligible employees during each of the years 1992 through 1996. The fifth and last grant under the 1991 Plan was made in January, 1996, and no further grants may be made under that plan. Accordingly, the Board of Directors believes that it is appropriate and in the best interests of the Corporation and its shareholders to adopt a new employee stock purchase plan to become effective in January, 1997.

    A substantial number of the Corporation's employees have become, and continue to be, shareholders in the Corporation as a result of these plans. The Board of Directors believes that these plans have been mutually beneficial to employees as well as the Corporation and its shareholders because they have enhanced the interest of the employees in the continued success of the Corporation and further aligned the interests of employees and shareholders. In addition, the Board is of the opinion that employee stock purchase plans provide an aid in recruiting highly qualified and talented employees. For these reasons, the Board of Directors authorized the adoption of a new plan known as The Perkin-Elmer Corporation 1996 Employee Stock Purchase Plan (the "1996 Purchase Plan"), subject to the approval of shareholders at the Annual Meeting.

    The following is a summary of the material provisions of the 1996 Purchase Plan. This summary is qualified in its entirety by reference to the specific provisions of the 1996 Purchase Plan, the full text of which is attached to this Proxy Statement as Exhibit B.

Summary of the 1996 Purchase Plan

    Shares Subject to the Plan. Subject to adjustment as provided below, 600,000 shares of Common Stock will be available for issuance under the 1996 Purchase Plan. Shares of Common Stock delivered under the 1996 Purchase Plan may be newly issued shares, treasury shares, reacquired shares, or any combination thereof. As of August 15, 1996, the fair market value of a share of Common Stock was $50.3125.

    Administration. The 1996 Purchase Plan will be administered by the Committee. The Committee, whose members are not eligible to participate in the 1996 Purchase Plan, will interpret the 1996 Purchase Plan, make rules and regulations relating thereto, and be responsible for the administration thereof.

    Participation. Any person who is an employee of the Corporation or of a designated majority-owned subsidiary as of the date of each offering shall be eligible to participate in the 1996 Purchase Plan. Directors who are not employees of the Corporation and any person who, after grant of an option to purchase, would hold 5% or more of the Common Stock are not eligible to participate. As of June 30, 1996, approximately 3,000 domestic employees of the Corporation would be eligible to participate in the 1996 Purchase Plan. Up to an additional approximately 2,700 non-domestic employees would be eligible to participate in the 1996 Purchase Plan if the Board of Directors were to designate all majority-owned subsidiaries of the Corporation as participating subsidiaries. Whether or not any such majority-owned subsidiaries are so designated will be determined by the Board in its sole discretion based upon the relative costs and benefits of such designation.

    Purchases Under the 1996 Purchase Plan. The Corporation may make an annual offering to eligible employees of options to purchase shares of Common Stock under the 1996 Purchase Plan during each of the three calendar years commencing January 1, 1997. Each offering period will be for a period of one year from the date of offering, and each eligible employee as of the date of offering will be entitled to purchase shares of Common Stock at a purchase price equal to the lower of 85% of the fair market value of the Common Stock on the first day of the offering period or 85% of the fair market value of the Common Stock on the last day of the offering period.

    Payment for shares of Common Stock purchased under the 1996 Purchase Plan will be made by authorized payroll deductions from an employee's compensation (as defined in the 1996 Purchase Plan). Subject to the terms of the 1996 Purchase Plan, eligible employees who desire to participate in the 1996 Purchase Plan will designate a stated whole percentage of their compensation, up to a maximum of 10%, to be credited to an account maintained by the Corporation for such employee. No participant in the 1996 Purchase Plan will be permitted to purchase Common Stock under the 1996 Purchase Plan and all other stock purchase plans of the Corporation and its subsidiaries at a rate that exceeds $25,000 of the fair market value of such shares (determined as of the date of grant of such right) for each calendar year during which any option granted to such individual under any such plan is outstanding at any time.

    A participating employee will have none of the rights or privileges of a shareholder of the Corporation (including the right to receive dividends) until the shares purchased under the 1996 Purchase Plan are fully paid for and issued.

    Withdrawal. At any time prior to the end of an offering period, a participating employee may (a) direct the Corporation to make no further deductions from his or her compensation or (b) cancel his or her option to purchase shares of Common Stock. If the employee has directed that payroll deductions be discontinued, any sums deducted will be retained by the Corporation until the end of the offering period, at which time the employee will receive that number of whole shares which can be purchased with the amount so retained, and any remaining balance will be paid to the employee in cash, without interest. If the employee has directed that the option be canceled, the Corporation will, as soon as practicable thereafter, refund in cash all amounts credited to such employee's account, without interest.

    Termination of Employment. If the employment of a participating employee is terminated within three months prior to the end of an offering period because of total and permanent disability or retirement, or at any time within an offering period because of death, the employee or his or her legal representative may either (a) cancel the option to purchase and, as soon as practicable thereafter, receive a cash refund, without interest, of all payroll deductions credited to his or her account with respect to the offering, or (b) elect to receive at the end of the offering period that number of whole shares of stock which such payroll deductions will purchase, with any excess being refunded in cash, without interest. If the employment of a participating employee is terminated for any other reason, or if such employment is terminated more than three months prior to the end of an offering period because of total and permanent disability or retirement, the employee will receive, as soon as practicable thereafter, a cash refund, without interest, of all payroll deductions credited to his or her account with respect to the offering.

    Transferability. A participating employee's rights under the 1996 Purchase Plan are exercisable only by such employee or his or her guardian or legal representative, and may not be transferred in any manner, except pursuant to a qualified domestic relations order. After the death of a participating employee, his or her rights may be transferred pursuant to the laws of descent and distribution.

    Termination and Amendment. The Board of Directors may terminate the 1996 Purchase Plan at any time or make any amendment or modification as it shall deem advisable. In the event of any termination of the 1996 Purchase Plan, the date of such termination will be deemed the end of the then current offering period. No offerings may be made under the 1996 Purchase Plan after December 31, 1999.

    Adjustments. The number and class of shares available under the 1996 Purchase Plan or covered by the options to purchase shares of Common Stock granted under the 1996 Purchase Plan will be subject to adjustment by the Committee in such manner as it deems appropriate in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, liquidations, or other similar events.

Certain Federal Income Tax Consequences

    The Corporation has been advised that under current law the federal income tax consequences to participants and the Corporation of options granted under the 1996 Purchase Plan would generally be as set forth in the following summary. This summary does not purport to be a complete analysis of all potential tax consequences relevant to employees and the Corporation, or to describe tax consequences based upon particular circumstances.

    It is intended that the option to purchase shares of Common Stock granted under the 1996 Purchase Plan will constitute options issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Code. If such shares are issued to a participating employee upon his or her exercise of an option to purchase granted under the 1996 Purchase Plan, and if no disposition of such shares is made within two years of the date of grant of the option, or within one year after the transfer to such participating employee of such shares, or in the event of his or her death (whenever occurring) while owning such shares, then: (a) no income will be realized by the participating employee at the time of the transfer of the shares to such employee and (b) when the participating employee sells or otherwise disposes of such shares (or dies holding the shares), there shall be included in his or her gross income, as compensation, an amount equal to the lesser of (i) the amount by which the fair market value of the shares on the first day of the offering period exceeds the purchase price for the shares, or (ii) the amount by which the fair market value at time of disposition or death exceeds the purchase price per share. Any further gain will be treated for tax purposes as long-term capital gain, provided that the employee holds the shares for more than one year after the last day of the offering period applicable to such shares.

    No deduction will be allowed to the Corporation for federal income tax purposes in connection with the granting or exercise of any option to purchase shares under the 1996 Purchase Plan if there is no disposition of the shares within either the two-year or the one-year periods referred to above. If there is a disposition of shares by a participating employee within either of these periods, such employee will realize ordinary income in the year of the disposition in an amount equal to the difference between the purchase price and the fair market value of the shares at the time of exercise of the option, and the Corporation will be entitled to a deduction in the same amount. Any difference between the amount received by an employee upon such a disposition and the fair market value of the shares at the time of exercise of the option will be capital gain or loss, as the case may be.

New Plan Benefits

    It cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any person or group of persons under the 1996 Purchase Plan if the 1996 Purchase Plan is approved at the Annual Meeting, or what benefits or amounts, if any, would have been received or allocated to any person or group of persons for the fiscal year ended June 30, 1996 if the 1996 Purchase Plan had been in effect during such fiscal year.

Vote Required for Approval

    The affirmative vote of the holders of a majority of all outstanding shares of Common Stock entitled to vote at the Annual Meeting is required for approval of the 1996 Purchase Plan.

    The Board of Directors recommends that shareholders vote "FOR" this proposal.

MISCELLANEOUS MATTERS

    Management does not know of any other matter to be voted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their judgment on such matters unless otherwise instructed.

    In addition to solicitation by mail, proxies may be solicited by directors, officers, and other employees of the Corporation personally or by telephone or other means of communication without additional compensation for such services. The Corporation has retained D.F. King & Co., Inc., 77 Water Street, New York, New York, to assist in the distribution of proxy materials and with the solicitation of proxies for a fee estimated at $6,500, plus out-of-pocket expenses. The Corporation will bear the cost of solicitation of proxies.

    The Corporation will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for forwarding proxy materials to the beneficial owners of Common Stock.

    Effective July 1, 1996, the Corporation obtained insurance policies insuring the directors and officers of the Corporation and its subsidiaries against certain liabilities they may incur in the performance of their duties and insuring the Corporation against obligations to indemnify such persons against such liabilities. One year policies expiring July 1, 1997 have been obtained from National Union Fire Insurance Company and Federal Insurance Company at premiums of $387,848 and $218,785, respectively. The foregoing information is provided to shareholders of the Corporation pursuant to Section 726(d) of the NYBCL.


SUBMISSION OF SHAREHOLDER PROPOSALS FOR INCLUSION IN 1997 PROXY MATERIALS

    Any shareholder who intends to present a proposal at the Corporation's 1997 Annual Meeting of Shareholders is advised that, in order for such proposal to be included in the Board of Directors' proxy materials for such meeting, the proposal must be directed to the Secretary of the Corporation at its principal executive offices such that it is received no later than May [15], 1997, and the proponent and the proposal must meet certain eligibility requirements of the SEC.


MULTIPLE COPIES OF ANNUAL REPORT

    The rules of the SEC require that this proxy statement be accompanied or preceded by an annual report. As a result, shareholders with multiple accounts and households with multiple shareholders may be receiving more than one copy of the annual report, which is costly to the Corporation and may be inconvenient to these shareholders. If you are the shareholder of record and you mark the appropriate box on the applicable proxy card, the Corporation will discontinue the mailing of annual reports on the accounts you select. However, at least one account at each address must continue to receive an annual report. Eliminating these duplicate mailings will not affect receipt of future proxy materials or shareholder communications. To resume mailing of an annual report to the shareholder of record, shareholders may call the Corporation's toll-free shareholder services telephone number at
(800) 730-4001.

By Order of the Board of Directors,


William B. Sawch
Secretary

Norwalk, Connecticut
September [9], 1996

                                                                     EXHIBIT A

                          THE PERKIN-ELMER CORPORATION

                            1996 STOCK INCENTIVE PLAN


1.   Purpose of the Plan.

     The purpose of The Perkin-Elmer Corporation 1996 Stock Incentive Plan (the "Plan") is to increase shareholder value and to advance the interests of The Perkin-Elmer Corporation and its subsidiaries (collectively, the "Corporation") by providing financial incentives designed to attract, retain, and motivate employees, officers, and directors of the Corporation. The Plan continues the established policy of the Corporation of encouraging ownership of its Common Stock by key personnel and of providing incentives for such individuals to put forth maximum efforts for the success of the Corporation.


2.   Definitions.

     As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

     2.1 "Act" means the Securities Exchange Act of 1934, as amended from time to time.

     2.2 "Agreement" means the written agreement between the Corporation and an Optionee or Award Recipient, as the case may be, evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

     2.3  "Award" means a Stock Award or Performance Share Award.

     2.4 "Award Recipient" means an individual to whom an Award has been granted under the Plan.

     2.5 "Board of Directors" means the Board of Directors of the Corporation.

     2.6 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.7 "Committee" means the Management Resources Committee of the Board of Directors, or any successor thereto or committee designated thereby whose members qualify as outside directors as defined in Section 162(m) of the Code and the Treasury Regulations issued pursuant thereto.

     2.8 "Common Stock" means the common stock, par value $1.00 per share, of the Corporation.

     2.9 "Continuous Employment" means an uninterrupted chain of continuous regular employment by the Corporation. A leave of absence granted in accordance with the Corporation's usual procedures which does not operate to interrupt continuous employment for other benefits granted by the Corporation shall not be considered a termination of employment nor an interruption of Continuous Employment hereunder, and an employee who is granted such a leave of absence shall be considered to be continuously employed during the period of such leave; provided, however, that if regulations under the Code or an amendment to the Code shall establish a more restrictive definition of a leave of absence, such definition shall be substituted herein.

     2.10 "Director Option" means an Option granted pursuant to Section 7 hereof.

     2.11 "Employee Option" means an Option granted pursuant to Section 6 hereof.

     2.12 "Fair Market Value" means the simple average of the high and low sales prices of a share of Common Stock as reported in the report of composite transactions (or other source designated by the Committee) on the date on which fair market value is to be determined (or if there shall be no trading on such date, then on the first previous date on which sales were made on a national securities exchange).

     2.13 "Incentive Stock Options" means those Options granted hereunder as Incentive Stock Options as defined in, and which by their terms comply with the requirements for such Options set out in, Section 422 of the Code and the Treasury Regulations issued pursuant thereto.

     2.14 "Non-Employee Director" means a member of the Board of Directors who is not an employee or officer of the Corporation.

     2.15 "Non-Qualified Stock Options" means those Options granted hereunder which are not intended to qualify as Incentive Stock Options.

     2.16 "Option" means an Employee Option or Director Option.

     2.17 "Optionee" means an individual to whom an Option has been granted under the Plan.

     2.18 "Performance Share Award" means an award of Performance Shares granted pursuant to Section 10 hereof.

     2.19 "Performance Shares" means shares of Common Stock covered by a Performance Share Award.

     2.20 "Stock Award" means an award of shares of Common Stock granted pursuant to Section 9 hereof.

     2.21 "Stock Restrictions" mean the restrictions, including performance goals, placed on a Stock Award or Performance Share Award under the Plan.

     2.22 "Ten Percent Shareholder" means an individual who owns, within the meaning of Section 422(b)(6) of the Code and the Treasury Regulations issued pursuant thereto, stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Corporation.


3.   Shares Reserved for the Plan.

     The aggregate number of shares of Common Stock available for Options and Awards under the Plan is One Million Five Hundred Thousand (1,500,000), subject to adjustment in accordance with Section 15. Shares of Common Stock issued under the Plan shall be authorized but unissued shares. In lieu of such unissued shares, the Corporation may, in its discretion, transfer on the exercise of Options or the delivery of shares of Common Stock issued pursuant to Awards treasury shares, reacquired shares, or shares acquired in the market for the purposes of the Plan.

     If any Options or Awards granted under the Plan shall for any reason terminate, be canceled, or expire without having been exercised or vested in full, shares of Common Stock not issued or vested in full under such Options or Awards shall be available again for issuance under the Plan.


4.   Administration of the Plan.

     The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to administer the Plan, including, without limitation, the authority to determine the individuals to whom, and the time or times at which, Employee Options and Awards shall be granted, the number of shares of Common Stock to be covered by each Employee Option and Award, and the terms and conditions of each Employee Option and Award. The Committee shall also have plenary authority in its discretion to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to it; to determine the terms (which need not be identical) of Agreements executed and delivered under the Plan, including, without limitation, such terms and provisions as shall be requisite in the judgment of the Committee to conform to any change in any law or regulation applicable thereto; and to make any and all other determinations and take any and all actions deemed necessary or advisable for the administration of the Plan. The Committee's determination on the foregoing matters shall be conclusive and binding on all persons having an interest in the Plan.


5. Eligible Employees; Factors to be Considered in Granting Employee Options and Awards.

     Subject to the terms of the Plan, an Employee Option or Award may be granted to any person who, at the time the Employee Option or Award is granted, is a regular full-time employee (which term shall include officers and directors) of the Corporation. Non-Employee Directors shall not be eligible to receive Employee Options or Awards. In determining the employees to whom Employee Options or Awards shall be granted, the number of shares of Common Stock to be covered by each Employee Option or Award, and the terms and conditions of each Employee Option and Award, the Committee shall take into account the duties and responsibilities of the respective employees, their present and potential contributions to the success of the Corporation, and such other factors as they shall deem relevant in connection with accomplishing the purposes of the Plan. An employee who has been granted an Employee Option or Award may be granted and hold additional Employee Options or Awards if the Committee shall so determine.


6.   Employee Options.

     6.1 Grant of Employee Options. Subject to the terms of the Plan, the Committee may grant Employee Options to such employees at such time or times and in such amounts as it shall determine. Each Employee Option granted hereunder shall be designated as an Incentive Stock Option or Non-Qualified Stock Option and shall be evidenced by an Agreement containing such terms and conditions consistent with the Plan as the Committee shall determine.

     6.2 Purchase Price. The purchase price of each share of Common Stock covered by an Employee Option shall be 100% (or 110% in the case of an Incentive Stock Option granted to a Ten Percent Shareholder) of the Fair Market Value of a share of Common Stock on the date the Employee Option is granted.

     6.3 Term. The term of each Employee Option shall be for such period as the Committee shall determine, but not more than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder) from the date of grant thereof, and shall be subject to earlier termination as hereinafter provided. If the original term of any Employee Option is less than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder) from the date of grant, the Employee Option prior to its expiration may be amended, with the approval of the Committee and the employee, to extend the term so that the term as amended is not more than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder) from the original date of grant of such Employee Option.

     6.4 Vesting. An Employee Option shall be exercisable at such time or times and in such manner and number of shares as the Committee shall determine. If no exercise schedule is specified, an Employee Option shall be exercisable as to one-half of the total number of shares covered by the Employee Option on or after the date on which the Optionee shall have completed one (1) year of Continuous Employment following the date of grant of the Employee Option and as to the remaining one-half of the total number of shares covered by the Employee Option on or after the date on which the Optionee shall have completed two (2) years of Continuous Employment following the date of grant of the Employee Option. Except as provided in this Section 6, no Employee Option may be exercised at any time unless the holder thereof is then a regular employee of the Corporation. Employee Options granted under the Plan shall not be affected by any change of duties or position so long as the holder continues to be an employee of the Corporation.

     6.5 Termination of Employment. In the event that the employment of an employee to whom an Employee Option has been granted under the Plan shall be terminated (other than by reason of retirement, disability, or death) such Employee Option may, subject to the provisions of the Plan, be exercised, to the extent that the employee was entitled to do so at the date of termination of his or her employment, at any time within thirty (30) days after such termination, but in no event after the expiration of the term of the Employee Option.

     6.6 Retirement or Disability. If an employee to whom an Employee Option has been granted under the Plan shall retire from the Corporation at normal retirement date pursuant to any pension plan provided by the Corporation, or if such retirement is earlier than the employee's normal retirement date and such retirement is with the prior consent of the Corporation, or if an employee is totally and permanently disabled, such Employee Option may be exercised, notwithstanding the provisions of Section 6.5, in full without regard to the period of Continuous Employment after the Employee Option was granted at any time (a) in the case of an Incentive Stock Option within three (3) months after such retirement or disability retirement, but in no event after the expiration of the term of the Employee Option, or (b) in the case of a Non-Qualified Stock Option within one (1) year after such retirement or disability retirement, but in no event after the expiration of the term of the Employee Option.

     6.7 Death. If an employee to whom an Employee Option has been granted under the Plan shall die while employed by the Corporation, such Employee Option may be exercised to the extent that the employee was entitled to do so at the date of his or her death, by his or her executor or administrator or other person at the time entitled by law to the employee's rights under the Employee Option, at any time within such period, not exceeding one (1) year after his or her death, as shall be prescribed in the Agreement, but in no event after the expiration of the term of the Employee Option.


7.   Director Options.

     7.1 Grant of Director Options. As of the date of each election or reelection to the Board of Directors, commencing on the date of approval of the Plan by the shareholders of the Corporation, each Non-Employee Director shall automatically be granted a Director Option to purchase 1,500 shares of Common Stock, subject to adjustment in accordance with Section 15. All Director Options shall be designated as Non-Qualified Stock Options and shall be evidenced by an Agreement containing such terms and conditions consistent with the Plan as the Committee shall determine.

     7.2 Purchase Price. The purchase price of each share of Common Stock covered by a Director Option shall be 100% of the Fair Market Value of a share of Common Stock on the date the Director Option is granted.

     7.3 Term. The term of each Director Option shall be for a period of ten
(10) years from the date of grant thereof, and shall be subject to earlier termination as hereinafter provided.

     7.4 Vesting. Each Director Option shall be exercisable as to one-half of the total number of shares covered by the Director Option as of the date immediately preceding the date of the first annual meeting of shareholders next following the date of grant and as to the remaining one-half of the total number of shares covered by the Director Option as of the date immediately preceding the date of the second annual meeting of shareholders next following the date of grant; provided, however, that the holder thereof continues to serve as a member of the Board of Directors as of each such date.

     7.5 Termination of Service. In the event that a Non-Employee Director's service as a member of the Board of Directors shall be terminated (other than pursuant to Section 7.6 or 7.7) any Director Option granted to such Non-Employee Director may, subject to the provisions of the Plan, be exercised, to the extent that the Non-Employee Director was entitled to do so at the date of termination of his or her service as a member of the Board of Directors, at any time within thirty (30) days after such termination, but in no event after the expiration of the term of the Director Option.

     7.6 Retirement or Disability. If a Non-Employee Director to whom a Director Option has been granted under the Plan shall cease to serve as a director as a result of (a) retiring from the Board of Directors upon reaching normal retirement age, (b) becoming totally and permanently disabled, or (c) resigning or declining to stand for reelection with the approval of the Board of Directors, such Director Option may be exercised, notwithstanding the provisions of Section 7.5, in full within one (1) year after such retirement or disability retirement, but in no event after the expiration of the term of the Director Option.

     7.7 Death. If a Non-Employee Director to whom a Director Option has been granted under the Plan shall die while serving as a member of the Board of Directors, such Director Option may be exercised to the extent that the Non-Employee Director was entitled to do so at the date of his or her death, by his or her executor or administrator or other person at the time entitled by law to the Non-Employee Director's rights under the Director Option, at any time within one (1) year after his or her death, but in no event after the expiration of the term of the Director Option.


8.   Terms and Conditions Applicable to All Options.

     8.1 Transferability. During the lifetime of an Optionee, an Option shall not be transferable, except pursuant to a domestic relations order; provided, however, that the Committee may, in its sole discretion, permit an Optionee to transfer a Non-Qualified Stock Option to (i) a member of the Optionee's immediate family, (ii) a trust, the beneficiaries of which consist exclusively of members of the Optionee's immediate family, or (iii) a partnership, the partners of which consist exclusively of members of the Optionee's immediate family. After the death of an Optionee, an Option may be transferred pursuant to the laws of descent and distribution.

     8.2 Method of Exercise. An Option may be exercised by giving written notice to the Corporation specifying the number of shares of Common Stock to be purchased; provided that, except as otherwise provided by the Committee, an Option may not be exercised as to fewer than 50 shares, or the remaining shares covered by the Option if fewer than 50, at any one time. No Option may be exercised with respect to a fractional share. The purchase price of the shares as to which an Option shall be exercised shall be paid in full at the time of exercise at the election of the holder of an Option (a) in cash or currency of the United States of America, (b) by tendering to the Corporation shares of Common Stock, then owned by such holder, having a Fair Market Value equal to the cash exercise price applicable to the purchase price of the shares as to which the Option is being exercised, (c) by making an election to have shares of Common Stock underlying the Option withheld by the Corporation (provided that the Option has been held for at least six (6) months), with such shares having a Fair Market Value equal to the cash exercise price applicable to the purchase price of the shares as to which the Option is being exercised, (d) a combination of cash, previously owned shares of Common Stock, and/or share withholding, with any shares of Common Stock valued at Fair Market Value, or (e) by payment of such other consideration as the Committee shall from time to time determine. For purposes of the immediately preceding sentence, Fair Market Value shall be determined as of the business day immediately preceding the day on which the Option is exercised. Notwithstanding the foregoing, the Committee shall have the right to modify, amend, or cancel the provisions of clauses (b), (c) and (d) above at any time upon prior notice to the holders of Options.

     8.3 Shareholder Rights. An Optionee shall have none of the rights of a shareholder with respect to the shares subject to an Option until such shares have been registered upon the exercise of the Option on the transfer books of the Corporation in the name of such Optionee and then only to the extent that any restrictions imposed thereon by the Committee shall have lapsed.

     8.4 No Loans. Neither the Corporation, any company with which it is affiliated, nor any of their respective subsidiaries may directly or indirectly lend money to any person for the purpose of assisting such person in acquiring or carrying shares of Common Stock issued upon the exercise of an Option.

     8.5 Conditions Precedent to Exercise. Notwithstanding any other provision of the Plan, but subject to the provisions of Section 11, the exercise of an Option within one (1) year following termination of employment or service shall be subject to the satisfaction of the conditions precedent that the Optionee has not (a) rendered services or engaged directly or indirectly in any business which in the opinion of the Committee competes with or is in conflict with the interests of the Corporation; provided, however, that the ownership by an Optionee of 5% or less of any class of securities of a publicly traded company shall not be deemed to violate this clause, or (b) violated any written agreement with the Corporation, including, without limitation, any confidentiality agreement. An Optionee's violation of clause (a) or (b) of the preceding sentence shall result in the immediate forfeiture of any Options held by such Optionee.

     8.6 Limitations on the Grant of Options. No one individual may be granted an Option or Options under the Plan during any fiscal year of the Corporation for an aggregate number of shares of Common Stock which exceeds 10% of the total number of shares reserved for issuance under the Plan. The aggregate Fair Market Value of the Common Stock (determined as of the date the Option is granted) with respect to which Incentive Stock Options granted under the Plan and all other stock option plans of the Corporation (or any parent or subsidiary of the Corporation) are exercisable for the first time by any specific individual during any calendar year shall not exceed $100,000. No Incentive Stock Option may be granted hereunder to an individual who immediately after such Option is granted is a Ten Percent Shareholder unless (a) the Option price is at least
110% of the fair market value of such stock on the date of grant and (b) the Option may not be exercised more than five (5) years after the date of grant.


9.   Stock Awards.

     9.1 Grant of Stock Awards. Subject to the terms of the Plan, the Committee may grant Stock Awards to such employees at such time or times and in such amounts as it shall determine. Shares of Common Stock issued pursuant to Stock Awards may, but need not, be subject to such restrictions as may be established by the Committee at the time of the grant and reflected in an Agreement.

     9.2 Restrictions on Stock Awards. Except as set forth in the Plan, any shares of Common Stock subject to a Stock Award with respect to which Stock Restrictions have not been satisfied shall be forfeited and all rights of the employee to such Stock Award shall terminate without any payment of consideration by the Corporation. Except as set forth in Section 9.5, a recipient of a Stock Award subject to Stock Restrictions shall forfeit such award in the event of the termination of his or her employment during the period the shares are subject to Stock Restrictions.

     9.3 Shareholder Rights. The recipient of a Stock Award shall be entitled to such rights of a shareholder with respect to the shares of Common Stock issued pursuant to a Stock Award as the Committee shall determine, including the right to vote such shares of Common Stock, except that cash and stock dividends with respect to such shares may, at the discretion of the Committee, be either paid currently or withheld by the Corporation for the Award Recipient's account, and interest may be accrued on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee.

     The Committee, in its discretion, may cause a legend or legends to be placed on any certificate representing shares issued pursuant to Stock Awards, which legend or legends shall make appropriate reference to the Stock Restrictions imposed thereon. The Committee may also in its discretion require that certificates representing shares issued pursuant to Stock Awards remain in the physical custody of the Corporation or an escrow holder until any or all of the Stock Restrictions imposed under the Plan have lapsed.

     9.4 Non-Transferability. Prior to the time Stock Restrictions lapse, none of the shares of Common Stock issued pursuant to a Stock Award may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the employee.

     9.5 Lapse of Restrictions. In the event of the termination of employment of an Award Recipient, prior to the lapse of Stock Restrictions, by reason of death, total and permanent disability, retirement, or discharge from employment other than discharge for cause, the Committee may, in its discretion, remove any Stock Restrictions on all or a portion of the Common Stock subject to a Stock Award.

     9.6 Limitations on Stock Awards. No employee may receive a Stock Award representing more than Forty Thousand (40,000) shares of Common Stock during any fiscal year of the Corporation, and the maximum number of shares of Common Stock which may be issued to all employees pursuant to Stock Awards under the Plan shall be Sixty Thousand (60,000), subject in each case to adjustment in accordance with Section 15.


10.  Performance Share Awards.

     10.1 Grant of Performance Share Awards. Subject to the terms of the Plan, the Committee may grant Performance Share Awards to such employees at such time or times and in such amounts as it shall determine. Common Stock issued pursuant to a Performance Share Award shall be subject to the attainment of performance goals relating to one or more criteria within the meaning of Section 162(m) of the Code and the Treasury Regulations issued pursuant thereto, including, without limitation, stock price, market share, sales, earnings per share, return on equity, costs, and cash flow, as determined by the Committee from time to time. Any such objectives and the period in which such objectives are to be met will be determined by the Committee at the time of the grant and reflected in an Agreement. Each Performance Share Award shall also be subject to such other restrictions as the Committee may determine.

     10.2 Delivery of Performance Shares. Certificates representing Performance Shares shall be registered in the Award Recipient's name but shall remain in the physical custody of the Corporation until the Committee has determined that the performance goals and other Stock Restrictions with respect to such Performance Shares have been met.

     10.3 Shareholder Rights. The recipient of a Performance Share Award shall be entitled to such rights of a shareholder with respect to the Performance Shares as the Committee shall determine, including the right to vote such shares of Common Stock, except that cash and stock dividends with respect to the Performance Shares may, at the discretion of the Committee, be either paid currently or withheld by the Corporation for the Award Recipient's account, and interest may be accrued on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee.

     10.4 Non-Transferability. Prior to the time shares of Common Stock issued pursuant to a Performance Share Award are delivered to an Award Recipient, none of such shares may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the employee.

     10.5 Lapse of Restrictions. In the event of the termination of employment of an Award Recipient, prior to the lapse of Stock Restrictions, by reason of death, total and permanent disability, retirement, or discharge from employment other than discharge for cause, the Committee may, at its sole and absolute discretion, remove any Stock Restrictions on all or a portion of a Performance Share Award, or determine the performance objectives with respect to all or a portion of a Performance Share Award to have been attained; provided, however, that the Committee shall not be entitled to exercise such discretion to the extent that the ability to exercise such discretion would cause the Performance Share Award not to qualify as performance based compensation under Section 162(m) of the Code.

     10.6 Limitations on Performance Share Awards. No employee may receive Performance Share Awards representing more than One Hundred Thousand (100,000) shares of Common Stock during any fiscal year of the Corporation, and the maximum number of shares of Common Stock which may be issued to all employees pursuant to Performance Share Awards under the Plan shall be Three Hundred Thousand (300,000), subject in each case to adjustment in accordance with
Section 15.


11.  Acceleration Upon a Change of Control.

     Notwithstanding any other provision of the Plan or any Option or Award granted hereunder, (a) any Option granted hereunder and then outstanding shall become immediately exercisable in full, (b) all Stock Restrictions shall immediately terminate, and (c) all performance objectives applicable to any Performance Share Award shall be deemed attained

(i) in the event that a tender offer or exchange offer (other than an offer by the Corporation) for the Common Stock is made by any "person" within the meaning of Section 14(d) of the Act and not withdrawn within ten (10) days after the commencement thereof; provided, however, that the Committee may by action taken prior to the end of such ten (10) day period extend such ten (10) day period for up to a period of ninety (90) days after the commencement of such tender offer or exchange offer; and, provided further, that the Committee may by further action taken prior to the end of such extended period declare (a) all Options granted hereunder and then outstanding to be immediately exercisable in full,
(b) all Stock Restrictions to be immediately terminated, and (c) all performance objectives applicable to any Performance Share Award to be deemed attained, or
(ii) in the event of a Change in Control (as hereinafter defined).

     For purposes of this Section 11, a "Change in Control" means an event that would be required to be reported (assuming such event has not been "previously reported") in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the effective date of the Plan, pursuant to Section 13 or 15(d) of the Act; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred at such time as (a) any "person" within the meaning of Section 14(d) of the Act becomes the "beneficial owner" as defined in Rule 13d-3 thereunder, directly or indirectly, of more than 25% of the Common Stock,
(b) during any two-year period, individuals who constitute the Board of Directors (the "Incumbent Board") as of the beginning of the period cease for any reason to constitute at least a majority thereof, provided that any person becoming a director during such period whose election or nomination for election by the Corporation's shareholders was approved by a vote of at least three-quarters of the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this clause (b), considered as though such person were a member of the Incumbent Board, or (c) the approval by the Corporation's shareholders of the sale of all or substantially all of the stock or assets of the Corporation. The Committee may adopt such procedures as to notice and exercise as may be necessary to effectuate the acceleration of the exercisability of Options, termination of Stock Restrictions, and attainment of performance objectives as described above.


12.  Share Withholding.

     With respect to any Option or Award, the Committee may, in its discretion and subject to such rules as the Committee may adopt, permit or require any Optionee or Award

Recipient to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with an Option or Award by electing to have the Corporation withhold Common Stock having a Fair Market Value (as of the date the amount of withholding tax is determined) equal to the amount of withholding tax.


13.  No Right to Continued Employment.

     Nothing contained in the Plan or in any Option or Award granted or Agreement entered into pursuant to the Plan shall confer upon any employee the right to continue in the employ of the Corporation or any Non-Employee Director to continue as a member of the Board of Directors or interfere with the right of the Corporation to terminate such employee's employment or Non-Employee Director's service at any time.

14. Time of Granting Options and Awards.

     Nothing contained in the Plan or in any resolution adopted by the Board of Directors or the holders of Common Stock shall constitute the grant of any Option or Award hereunder. An Option or Award under the Plan shall be deemed to have been granted on the date on which the name of the recipient and the terms of the Option or Award are set forth in an Agreement and delivered to the recipient, unless otherwise provided in the Agreement.


15.  Adjustments Upon Changes in Capitalization.

     Notwithstanding any other provision of the Plan, in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, corporate separations or divisions (including, but not limited to, split-ups, split-offs, or spin-offs), reorganizations (including, but not limited to, mergers or consolidations), liquidations, or other similar events, the aggregate number and class of shares available under the Plan, the number of shares subject to Director Options, the maximum number of shares that may be subject to Options and Awards, and the terms of any outstanding Options or Awards (including, without limitation, the number of shares subject to an outstanding Option or Award and the price at which shares of Common Stock may be issued pursuant to an outstanding Option) shall be adjusted in such manner as the Committee in its discretion deems appropriate.

16.  Termination and Amendment of the Plan.

     Unless the Plan shall have been terminated as hereinafter provided, no Option or Award shall be granted hereunder after October 31, 1998. The Board of Directors may at any time prior to that date terminate the Plan or make such modification or amendment to the Plan as it shall deem advisable; provided, however, that no amendment may be made without the approval by the holders of Common Stock (except as provided by paragraph 15 hereof) which would (a) increase the aggregate number of shares of Common Stock which may be issued under the Plan, or (b) materially modify the requirements as to eligibility for participation in the Plan. No termination, modification, or amendment of the Plan may, without the consent of an Optionee or Award Recipient, adversely affect in any material manner the rights of such Optionee or Award Recipient under any Option or Award.


17. Amendment of Employee Options and Awards at the Discretion of the Committee.

     The terms of any outstanding Employee Option or Award may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate, including, without limitation, acceleration of the date of exercise of any Employee Option or Award, termination of Stock Restrictions as to any Award, or the conversion of an Incentive Stock Option into a Non-Qualified Stock Option; provided, however, that no such amendment shall adversely affect in any material manner any right of any Optionee or Award Recipient under the Plan without his or her consent; and, provided further, that the Committee shall not
(a) amend any previously-issued Performance Share Award to the extent that such amendment would cause such Performance Share Award not to qualify as performance based compensation under Section 162(m) of the Code or (b) amend any previously-issued Employee Option to reduce the purchase price thereof whether by modification of the Employee Option or by cancellation of the Employee Option in consideration of the immediate issuance of a replacement Employee Option bearing a reduced purchase price.


18.  Government Regulations.

     The Plan and the grant and exercise of Options and Awards hereunder, and the obligation of the Corporation to issue, sell and deliver shares, as applicable, under such Options and Awards, shall be subject to all applicable laws, rules, and regulations.

     Notwithstanding any other provision of the Plan, transactions under the Plan are intended to comply with the applicable exemptions under Rule 16b-3 under the Act as to persons subject to the reporting requirements of Section 16(a) of the Act with respect to shares of Common Stock, and Options and Awards under the Plan shall be fashioned and administered in a manner consistent with the conditions applicable under Rule 16b-3.


19.  Options and Awards in Foreign Countries.

     The Committee shall have the authority and discretion to adopt such modifications, procedures, and subplans as it shall deem necessary or desirable to comply with the provisions of the laws of foreign countries in which the Corporation may operate in order to assure the viability of the benefits of the Options and Awards made to individuals employed in such countries and to meet the objectives of the Plan.


20.  Governing Law.

     The Plan shall be construed, regulated, and administered under the internal laws of the State of Connecticut.


21.  Shareholder Approval.

     The Plan shall become effective upon the date of adoption by the Board of Directors, subject to approval by the affirmative vote of the holders of a majority of all outstanding shares of Common Stock entitled to vote thereon. Unless so approved within one (1) year after the date of the adoption of the Plan by the Board of Directors, the Plan shall not be effective for any purpose. Prior to approval by the Corporation's shareholders, the Committee may grant Options and Awards under the terms of the Plan, but if shareholder approval is not obtained in the specified period, such Options and Awards shall be of no effect.

                                                                      EXHIBIT B

                          THE PERKIN-ELMER CORPORATION

                        1996 EMPLOYEE STOCK PURCHASE PLAN


1.      Purpose of the Plan.

     The purpose of The Perkin-Elmer Corporation 1996 Employee Stock Purchase Plan (the "Plan") is to provide an incentive for Eligible Employees to continue to devote their best efforts to the success of the Corporation, and to afford such employees an opportunity to obtain a proprietary interest in the continued growth and prosperity of the Corporation through ownership of its Common Stock acquired in a convenient fashion.


2.      Definitions.

     As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

     2.1 "Act" means the Securities Exchange Act of 1934, as amended from time to time.

     2.2 "Board of Directors" means the Board of Directors of the Corporation.

     2.3 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.4 "Committee" means the Management Resources Committee of the Board of Directors, or any successor thereto or committee designated thereby.

     2.5 "Common Stock" means the common stock, par value $1.00 per share, of the Corporation.

     2.6 "Compensation" means the rate of salary in effect for an Eligible Employee on a Date of Offering. For employees paid a salary plus sales commission, "Compensation" means the rate of salary in effect on a Date of Offering plus an estimate, determined by the Corporation, of the sales commission for the ensuing year.

     2.7 "Corporation" means The Perkin-Elmer Corporation and such of its Subsidiaries existing as of the effective date of the Plan or thereafter acquired as may be designated from time to time by the Board of Directors.

     2.8 "Date of Offering" means the date within the first fifteen (15) days of January of each year of the Plan as specified by the Committee for any offering made under the Plan.

     2.9 "Eligible Employee" means any person who is an employee of the Corporation on a Date of Offering during the term of the Plan. Directors of the Corporation who are not officers and any employee who, immediately after the grant of an option hereunder, would own (within the meaning of Section 424(d) of Code) Common Stock (including stock which such employee may purchase under outstanding options) possessing 5% or more of the total combined voting power or value of all classes of the capital stock of the Corporation or of a Subsidiary, shall be ineligible to participate in the Plan.

     2.10 "Fair Market Value" means the simple average of the high and low sales prices of a share of Common Stock as reported in the report of composite transactions (or other source designated by the Committee) on the date on which fair market value is to be determined (or if there shall be no trading on such date, then on the first previous date on which sales were made on a national securities exchange).

     2.11 "Offering Price" means the lower of (a) 85% of the Fair Market Value of a share of Common Stock on the applicable Date of Offering, and (b) 85% of the Fair Market Value of a share of Common Stock on the last day of the applicable Purchase Period.

     2.12 "Participating Employee" means an Eligible Employee who has accepted all or any part of an option to purchase shares of Common Stock under an offering pursuant to Section 7 hereof.

     2.13 "Purchase Period" means, as to any offering under the Plan, a period of one (1) year commencing on the Date of Offering.

        2.14 "Subsidiary" means any corporation in respect of which the Corporation owns, directly or indirectly, more than 50% of the total combined voting power of all classes of stock issued by such corporation.


3.      Shares Reserved for the Plan.

     The aggregate number of shares of Common Stock available for issuance under the Plan is Six Hundred Thousand (600,000), subject to adjustment in accordance with Section 16 hereof. Shares of Common Stock issued under the Plan shall be authorized but unissued shares. In lieu of such unissued shares, the Corporation may, in its discretion, deliver treasury shares, reacquired shares, or shares acquired in the market for the purposes of the Plan.

     If any option granted under the Plan shall for any reason terminate, be canceled, or expire without having been exercised, shares of Common Stock not issued under such option shall be available again for issuance under the Plan.


4.      Administration of the Plan.

     The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to administer the Plan. The Committee shall also have plenary authority in its discretion to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, and to make any and all other determinations and take any and all actions deemed necessary or advisable for the administration of the Plan. The Committee's determination on the foregoing matters shall be conclusive and binding on all persons having an interest in the Plan.


5.      Offerings.

     Subject to the terms and conditions of the Plan, the Corporation may make an annual offering to Eligible Employees to purchase shares of Common Stock under the Plan during each of the three calendar years commencing January 1, 1997. The terms and conditions of each such offering shall be determined by the Committee and shall include the Date of Offering and the aggregate number of shares of Common Stock that may be purchased in such offering.


6.      Amount of Common Stock Each Eligible Employee May Purchase.

     6.1 Amount of Purchase. Subject to the terms of the Plan, and as to each offering made hereunder, each Eligible Employee shall be offered an option to purchase that number of whole shares of Common Stock equal to (a) the total amount accumulated in such Eligible Employee's account established pursuant to
Section 8 hereof with respect to such offering as of the last day of the applicable Purchase Period divided by (b) the Offering Price.

     6.2 Limitations on Purchases. No Eligible Employee shall be granted an option to purchase shares of Common Stock under all employee stock purchase plans (to which Section 423 of the Code is applicable) of the Corporation and its subsidiaries at a rate which exceeds $25,000 of the Fair Market Value of the Common Stock (determined as of the date of grant of such option) for each calendar year during which any option granted to such individual under any such plan is outstanding at any time.

7.      Method of Participation.

     7.1 Notice of Offering. The Committee shall give notice to each Eligible Employee of each offering under the Plan and the terms and conditions of such offering.

     7.2 Election by Eligible Employees. Each Eligible Employee who desires to accept all or any part of the option to purchase shares of Common Stock under an offering shall signify his or her election to do so in the form and manner prescribed by the Committee. Each such Eligible Employee shall also authorize the Corporation to make payroll deductions in accordance with Section 8 hereof to cover the aggregate purchase price of those shares in respect of which he or she has elected to accept an option. Such election and authorization shall continue in effect unless and until such Eligible Employee withdraws from the Plan or terminates employment with the Corporation, as hereinafter provided.


8.      Payroll Deductions.

     8.1 Payroll Deductions. Subject to the provisions of Section 8.2, each Participating Employee shall authorize the Corporation, in the form and manner prescribed by the Committee, to make payroll deductions equal to any whole percentage of such Eligible Employee's Compensation up to a maximum of 10% to cover the aggregate purchase price of those shares in respect of which he or she has elected to accept an option. Payroll deductions shall be deducted from such Participating Employee's compensation through weekly or bi-weekly payroll deductions, as applicable, in substantially equal installments and shall commence as soon as practicable following the applicable Date of Offering and shall continue for a period of one (1) year thereafter. A separate bookkeeping account shall be maintained by the Corporation for each Participating Employee, and the amount of each Participating Employee's payroll deductions shall be credited to such account.

     8.2 Adjustments to Payroll Deductions. In the event that the payroll deductions authorized by a Participating Employee pursuant to Section 8.1 would, as of the Date of Offering, result in the purchase of a fractional share (assuming an Offering Price equal to 85% of the Fair Market Value of a share of Common Stock on such Date of Offering), such payroll deductions shall be increased such that the number of shares which would be purchased by such payroll deductions as of the Date of Offering would be increased to the next whole number. In the event that such payroll deductions when combined with the payroll deductions of all other Participating Employees would, as of the Date of Offering, result in the purchase of an aggregate number of shares in excess of the number of shares of Common Stock specified by the Committee for such offering (assuming an Offering Price equal to 85% of the Fair Market Value of a share of Common Stock on such Date of Offering), such payroll deductions shall be decreased such that the number of shares which would be purchased by such payroll deductions as of the Date of Offering would not exceed such Participating Employee's pro rata share of the total number of shares specified for such offering (determined in a manner consistent with Section 9.2).

     8.3 Conflicts with Law. If any law, rule, or regulation applicable to any Eligible Employee prohibits the use of payroll deductions for purposes of the Plan, or if such deductions impair or hinder the operation of the Plan, an alternative method of payment approved by the Committee may be substituted for such Eligible Employee.


9.      Exercise of Option and Purchase of Shares.

     9.1 Exercise of Option. Unless a Participating Employee has subsequently withdrawn from the offering pursuant to Section 12 hereof, such Participating Employee's option shall be deemed to have been automatically exercised as of the last day of the applicable Purchase Period and become on such date an irrevocable obligation to purchase shares of Common Stock in accordance with the provisions of the Plan. The number of whole shares of Common Stock so purchased by each such Participating Employee shall be determined by dividing (a) the amount accumulated in such Participating Employee's account by payroll deductions with respect to the offering by (b) the Offering Price, rounded down to a whole number of shares. Any amount remaining in the account of a Participating Employee shall be refunded in cash to such Participating Employee, without interest.

     9.2 Oversubscription. In the event that, with respect to any offering hereunder, Participating Employees become entitled to purchase more shares of Common Stock than the number of shares of Common Stock specified by the Committee for such offering, the Committee shall apportion the aggregate shares of Common Stock available for purchase under the offering among Participating Employees on a pro rata basis in accordance with the number of shares of Common Stock actually subscribed for by each such Participating Employee, and any amount remaining in the accounts of Participating Employees shall be refunded in cash, without interest.


10.     Issuance of Certificates.

     As soon as practicable following the exercise of options by Participating Employees pursuant to Section 9 hereof, the Corporation shall issue certificates to each such Participating Employee for the number of whole shares of Common Stock purchased by such Participating Employee.


11.     Rights as a Shareholder.

     No Participating Employee shall be entitled to any rights or privileges of a shareholder of the Corporation, including the right to receive any dividends which may be declared on shares of Common Stock, until such time as the full purchase price of such Participating Employee's shares has been paid and shares have been issued to such Participating Employee.


12.     Withdrawals.

     12.1 Right to Withdrawal. At any time prior to the end of the Purchase Period with respect to any offering, a Participating Employee may, by filing an appropriate notice with the Committee, direct the Corporation to (a) make no further deductions from his or her Compensation with respect to such offering, or (b) cancel his or her entire option under such offering. Such notice shall be irrevocable. As soon as practicable following receipt of such notice, the Corporation shall cease all payroll deductions with respect to such offering by such Participating Employee. If the employee has directed that payroll deductions be discontinued, any sums theretofore deducted in respect of the offering shall, subject to the provisions of Section 13 hereof, be retained by the Corporation until the end of the applicable Purchase Period, at which time there shall be issued to the employee that number of whole shares which can be purchased with the sum deducted, and any remaining balance of the sum shall be paid to such employee in cash, without interest. If the employee has directed that his or her option be canceled, the Corporation shall, as soon as practicable following receipt of such notice, refund in cash, without interest, all amounts credited to the account of such employee with respect to the applicable offering.

     12.2 Waiver of Withdrawal Right. Notwithstanding the provisions of Section
12.1 above, a Participating Employee may, at any time prior to the expiration of any Purchase Period, irrevocably elect to waive both the right to direct the Corporation to make no further deductions from such Participating Employee's Compensation with respect to any option granted hereunder and the right to cancel the entire option, which election shall be made by the filing of an appropriate notice to such effect with the Committee. Upon the filing of such a notice, such Participating Employee shall be irrevocably obligated to purchase all of the shares of Common Stock covered by the option to which such notice relates.


13.     Termination of Employment.

     13.1 Death, Disability, or Retirement. In the event that the employment of a Participating Employee is terminated within three (3) months prior to the end of a Purchase Period because of total and permanent disability or retirement, or at any time within a Purchase Period because of death, such Participating Employee or his or her legal representative, as applicable, may either:

               (a) cancel his or her entire option with respect to such offering, in which event the Corporation shall, as soon as practicable thereafter, refund in cash, without interest, all amounts credited to such Participating Employee's account with respect to such offering; or

               (b) elect to receive at the conclusion of the applicable Purchase Period that number of whole shares of Common Stock which such Participating Employee's payroll deductions actually made are sufficient to purchase, plus the balance of such payroll deductions, if any, in cash, without interest.

     13.2 Election. The election of a Participating Employee or his or her legal representative, as applicable, pursuant to Section 13.1 above, shall be made within three (3) months of the event causing the termination of employment. Notification of the election shall be filed in the form and manner prescribed by the Committee and, in the event that no notification has been filed within the prescribed period, the Corporation shall act in accordance with Section 13.1(a) above.

     13.3 Other Termination of Employment. In the event that the employment of a Participating Employee is terminated for any reason other than those specified in Section 13.1 above, or if such employment is terminated more than three (3) months prior to the end of a Purchase Period because of total and permanent disability or retirement, the Corporation shall, as soon as practicable thereafter, refund in cash, without interest, all amounts credited to such Participating Employee's account under all applicable offerings under the Plan.

     13.4 Temporary Absence. In the event that the payroll deductions of a Participating Employee are temporarily discontinued because of leave of absence, temporary disability, or other similar reasons, then the number of shares of Common Stock subject to purchase by such Participating Employee in any offering shall be automatically reduced to that number of whole shares which his or her aggregate payroll deductions actually made within the Purchase Period is sufficient to purchase. The balance of such payroll deductions, if any, shall be refunded to the Participating Employee in cash, without interest. Notwithstanding the foregoing, such Participating Employee may make arrangements to pay to the Corporation an amount equal to the amount which was not subject to payroll deductions by reason of the temporary discontinuance thereof, and, in that event, such Participating Employee shall then be entitled to purchase the total number of shares of Common Stock for which he or she has accepted an option.


14.     Rights Not Transferable.

     A Participating Employee's rights under the Plan are exercisable, during his lifetime, only by such Participating Employee and may not be sold, pledged, assigned or transferred in any manner, except pursuant to a qualified domestic relations order. Any attempt to sell, pledge, assign or transfer such rights shall be void and unenforceable against the Corporation or any affiliate. After the death of a Participating Employee, such

Participating Employee's rights may be transferred pursuant to the laws of descent and distribution.


15.     No Right to Continued Employment.

     Nothing contained in the Plan shall confer upon any employee the right to continue in the employ of the Corporation or any subsidiary or interfere with the right of the Corporation or such subsidiary to terminate such employee's employment at any time.


16.     Adjustment Upon Changes in Capitalization.

     Notwithstanding any other provision of the Plan, in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, corporate separations or divisions (including, but not limited to, split-ups, split-offs, or spin-offs), reorganizations (including, but not limited to, mergers or consolidations), liquidations, or other similar events, the aggregate number and class of shares available under the Plan and the number and class of shares under option but not yet issued under the Plan shall be adjusted in such manner as the Committee in its discretion deems appropriate.


17.     Termination and Amendment of the Plan.

     The Board of Directors may terminate the Plan at any time or make such modification or amendment to the Plan as it shall deem advisable. Upon termination of the Plan, shares of Common Stock shall be issued to Participating Employees, and cash, if any, remaining in the accounts of the Participating Employees shall be refunded to them, as if the end of the applicable Purchase Period were the date of termination of the Plan.


18.     Governmental Regulations and Listing.

     All rights granted or to be granted to Eligible Employees under the Plan are expressly subject to all applicable laws and regulations and to the approval of all governmental authorities required in connection with the authorization, issuance, sale or transfer of the shares of Common Stock reserved for the Plan, including, without limitation, there being a current registration statement of the Corporation covering the offer of shares of Common Stock purchasable under the options on the last day of the Purchase Period applicable to such options, and if a registration statement shall not then be effective, the term of such options and the Purchase Period shall be extended until the first business day after the effective date of such registration statement, or post-effective amendment thereto. In addition, all rights are subject to the due listing of such shares of Common Stock on any securities exchange on which the Common Stock is then listed.

     Notwithstanding any other provision of the Plan, the Plan is intended to comply with all applicable provisions of Section 423 of the Code. To the extent that any provision of the Plan or any action by the Committee under the Plan fails to so comply, such provision or action shall, without further action by any person, be deemed automatically amended to the extent necessary to effect compliance with Section 423, provided that if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Each option granted to an Eligible Employee under the Plan shall be deemed issued subject to the foregoing qualification.


19.     Awards in Foreign Countries.

     The Committee shall have the authority and discretion to adopt such modifications, procedures, and subplans as it shall deem necessary or desirable to comply with the provisions of the laws of foreign countries in which the Corporation may operate in order to assure the viability of the benefits of the options made to individuals employed in such countries and to meet the objectives of the Plan.


20.     Governing Law.

     Except where, and to the extent, offers of options under the Plan to foreign employees are subject to foreign laws, the Plan shall be construed, regulated, and administered under the internal laws of the State of Connecticut.


21.     Shareholder Approval.

     The Plan shall not become effective unless and until it has been approved, in the manner prescribed by law, by the shareholders of the Corporation.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------







PERKIN ELMER

THE PERKIN-ELMER CORPORATION
761 Main Avenue
Norwalk, CT  06859-0001


[Recycled Symbol]

[FOLD AND DETACH HERE]


THE PERKIN-ELMER CORPORATION

      This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Shareholders on October 17, 1996

   The undersigned shareholder(s) of The Perkin-Elmer Corporation (the "Corporation") hereby appoints TONY L. WHITE, STEPHEN O. JAEGER, and WILLIAM B. SAWCH, and each of them, as proxy or proxies, with power of substitution to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote (including shares, if any, held on behalf of the undersigned, and indicated on the reverse hereof, by The First National Bank of Boston, under the Corporation's Dividend Reinvestment Plan) at the 1996 Annual Meeting of Shareholders and at any adjournment or adjournments thereof, as indicated on the reverse side hereof, and, in their discretion, upon such other matters as may properly come before the meeting, all as more fully described in the Proxy Statement for such Annual Meeting.

   THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OR, IF NO DIRECTION IS GIVEN, IT WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3, 4, AND 5.

   CONTINUED, AND TO BE SIGNED, ON REVERSE SIDE
     /SEE REVERSE SIDE/

[LOGO]

YOUR VOTE IS IMPORTANT
PLEASE VOTE YOUR PREFERENCES ON THE PROXY CARD BELOW.
SIGN, DATE, AND RETURN YOUR PROXY AS SOON AS POSSIBLE IN THE ENCLOSED PRE-ADDRESSED ENVELOPE.

[FOLD AND DETACH HERE]


/X/ Please mark votes as in this example.

The Board of Directors recommends a vote FOR all Proposals.

1. Election of Directors. Nominees: Joseph F. Abely, Jr., Richard H. Ayers, Jean-Luc Belingard, Robert H. Hayes, Donald R. Melville, Burnell R. Roberts, Georges C. St. Laurent, Jr., Carolyn W. Slayman, Orin R. Smith, Richard F. Tucker, and Tony L. White.

FOR / / WITHHELD / / For all nominees except as noted above

2. Selection of Price Waterhouse LLP as independent accountants for the fiscal year ending June 30, 1997.

FOR /  /  AGAINST  /  /  ABSTAIN  /  /

3. Amendment to Restated Certificate of Incorporation to limit the liability of directors consistent with the New York Business Corporation Law.

FOR /  /  AGAINST  /  /  ABSTAIN  /  /

4.  Adoption of the 1996 Stock Incentive Plan to replace the expiring plan.

FOR /  /  AGAINST  /  /  ABSTAIN  /  /

5. Adoption of the 1996 Employee Stock Purchase plan to replace the expiring plan.

FOR /  /  AGAINST  /  /  ABSTAIN  /  /

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  /  /
MARK HERE IF YOU PLAN TO ATTEND THE MEETING  /  /
MARK HERE IF YOU WANT TO DISCONTINUE MAILING ANNUAL REPORT ON THIS ACCOUNT (AT LEAST ONE ACCOUNT AT THIS ADDRESS MUST CONTINUE TO RECEIVE AN ANNUAL REPORT) / / PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. IF ACTING AS ATTORNEY, EXECUTOR, TRUSTEE, OR IN REPRESENTATIVE CAPACITY, SIGN NAME AND TITLE.
Signature:                Date:
Signature:                Date: